Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q10

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17

Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
90+ Days	34
30-89 Days	35
Allowance for Credit Losses
Total Citigroup	36
Consumer and Corporate	37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43 - 46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

									3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q		3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010		(Decrease)	2009	2010	(Decrease)

Total Managed Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738		(10)%	$83,210	$68,230	(18)%
Total Managed Net Credit Losses (1)	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962	$7,659		(30)%	$32,282	$24,005	(26)%

Total Revenues, Net of Interest Expense	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071	$20,738		2%	$74,880	$68,230	(9)%
Total Operating Expenses	11,685	11,999	11,824	12,314	11,518	11,866	11,520		(3)%	35,508	34,904	(2)%
Net Credit Losses	7,282	8,355	7,969	7,135	8,384	7,962	7,659		(4)%	23,606	24,005	2%
Credit Reserve Build / (Release)	2,633	3,878	802	706	(18)	(1,439)	(1,993)		NM	7,313	(3,450)	NM
Provision for Unfunded Lending Commitments	60	135	—	49	(35)	(71)	26		—	195	(80)	NM
Provision for Benefits & Claims	332	308	324	294	287	213	227		(30)%	964	727	(25)%
Provision for Credit Losses and for Benefits and Claims	10,307	12,676	9,095	8,184	8,618	6,665	5,919		(35)%	32,078	21,202	(34)%
Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	3,299		NM	7,294	12,124	66%
Income Taxes (benefits)	835	907	(1,122)	(7,353)	1,036	812	698		NM	620	2,546	NM
Income (Loss) from Continuing Operations	$1,694	$4,387	$593	$(7,740)	$4,249	$2,728	$2,601		NM	$6,674	$9,578	44%
Income (Loss) from Discontinued Operations, net of Taxes	(117)	(142)	(418)	232	211	(3)	(374)		11%	(677)	(166)	75%
Net Income (Loss) before Attribution of Noncontrolling Interests	1,577	4,245	175	(7,508)	4,460	2,725	2,227		NM	5,997	9,412	57%
Net Income (Loss) Attributable to Noncontrolling Interests	(16)	(34)	74	71	32	28	59		(20)%	24	119	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168		NM	$5,973	$9,293	56%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (2)	$(0.16)	$0.51	$(0.23)	$(0.34)	$0.14	$0.09	$0.08		NM	$(0.10)	$0.32	14%
Citigroup’s Net Income (Loss) (2)	$(0.18)	$0.49	$(0.27)	$(0.33)	$0.15	$0.09	$0.07		NM	$(0.19)	$0.31	72%
Shares (in millions):
Average Basic	5,385.0	5,399.5	12,104.3	23,384.4	28,444.3	28,849.4	28,877.5		NM	7,629.6	28,723.7	NM
Average Diluted	5,953.3	5,967.8	12,216.0	24,260.0	29,333.5	29,752.6	29,778.3		NM	8,045.7	29,621.5	NM
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2	28,975.4	29,049.6		27%

Preferred Dividends - Basic (in millions)	$1,274	$1,549	$288	$—	$—	$—	$—			$3,111	$—
Preferred Dividends - Diluted (in millions)	$1,004	$1,279	$288	$—	$—	$—	$—			$2,571	$—

Income (Loss) Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations (2)	$(849)	$2,761	$(2,824)	$(7,998)	$4,190	$2,674	$2,468		NM	$(801)	$9,329	NM
Citigroup’s Net Income (Loss) (2)	$(966)	$2,625	$(3,242)	$(7,766)	$4,400	$2,671	$2,148		NM	$(1,478)	$9,215	NM

Income (Loss) Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations (2)	$(581)	$3,032	$(2,824)	$(7,998)	$4,191	$2,675	$2,469		NM	$(263)	$9,331	NM
Citigroup’s Net Income (Loss) (2)	$(698)	$2,895	$(3,242)	$(7,766)	$4,400	$2,672	$2,149		NM	$(940)	$9,217	NM

Financial Ratios:
Tier 1 Capital Common Ratio	2.16%	2.75%	9.12%	9.60%	9.11%	9.71%	10.3	%*
Tier 1 Capital Ratio	11.92%	12.74%	12.76%	11.67%	11.28%	11.99%	12.5	%*
Total Capital Ratio	15.61%	16.62%	16.58%	15.25%	14.88%	15.59%	16.1	%*
Leverage Ratio	6.60%	6.90%	6.85%	6.87%	6.16%	6.31%	6.6	%*
Return on Common Equity	(5.6)%	14.8%	(12.2)%	(21.6)%	12.0%	7.0%	5.4	%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$1,822.6	$1,848.5	$1,888.6	$1,856.6	$2,002.2	$1,937.7	$1,983.3	*	5%
Total Deposits	762.7	804.7	832.6	835.9	827.9	814.0	850.1	*	2%
Citigroup’s Stockholders’ Equity	143.9	152.3	140.8	152.7	151.4	154.8	162.9	*	16%
Citigroup Equity and Trust Securities (included in LT Debt)	168.6	176.5	175.4	172.0	173.1	175.0	183.4	*	5%
Book Value Per Share	$12.64	$14.16	$6.15	$5.35	$5.28	$5.33	$5.60	*	(9)%
Tangible Book Value Per Share (3)	$5.61	$7.26	$4.47	$4.15	$4.09	$4.19	$4.44	*	(1)%

Direct Staff (in thousands)	309	279	276	265	263	259	258		(7)%

(1)

As previously disclosed, effective January 1, 2010, Citigroup adopted SFAS No. 166, Accounting for Transfers of Financial Assets, an amendment of FASB Statement No. 140 (SFAS 166) and SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (SFAS 167). As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. For comparison purposes throughout this supplement, revenues, net credit losses, provisions for credit losses and for benefits and claims, and loans (and all related delinquencies and ratios) for periods prior to January 1, 2010 are presented on a managed basis. Managed presentations were applicable only to Citigroup’s North America branded and retail partner card operations in North America Regional Consumer Banking and Citi Holdings Local Consumer Lending. Prior to January 1, 2010, managed-basis presentations were non-GAAP financial measures. Managed presentations included results from both the on-balance sheet loans and off-balance sheet loans, and excluded the impact of card securitization activity. Managed presentations assumed that securitized loans had not been sold and presented the results of the securitized loans in the same manner as Citigroup’s owned loans. See pages 43 - 46 for reconciliations of managed measures to their most comparable GAAP measure.

(2)

The Diluted EPS calculation for the first, third and fourth quarters in 2009 utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(3)	Tangible Book Value Per Share is a non-GAAP financial measure. See page 46 for a reconciliation of this measure to its most comparable GAAP measure.

*	Preliminary
NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Revenues
Interest revenue	$20,583	$19,671	$18,678	$17,703	$20,852	$20,418	$19,371	4%	$58,932	$60,641	3%
Interest expense	7,657	6,842	6,680	6,542	6,291	6,379	6,125	(8)%	21,179	18,795	(11)%
Net interest revenue	12,926	12,829	11,998	11,161	14,561	14,039	13,246	10%	37,753	41,846	11%

Commissions and fees (1)	3,984	4,084	3,698	3,719	3,645	3,229	3,248	(12)%	11,766	10,122	(14)%
Principal transactions (1)	3,913	1,788	1,343	(1,110)	4,153	2,217	1,528	14%	7,044	7,898	12%
Administrative and other fiduciary fees	1,606	1,472	1,085	1,032	1,022	910	976	(10)%	4,163	2,908	(30)%
Realized gains (losses) on investments	9	(160)	(285)	(474)	31	69	742	NM	(436)	842	NM
Insurance premiums	755	745	763	757	748	636	655	(14)%	2,263	2,039	(10)%
Other revenue (1) (2)	1,328	9,211	1,788	(9,680)	1,261	971	343	(81)%	12,327	2,575	(79)%
Total non-interest revenues	11,595	17,140	8,392	(5,756)	10,860	8,032	7,492	(11)%	37,127	26,384	(29)%
Total revenues, net of interest expense	24,521	29,969	20,390	5,405	25,421	22,071	20,738	2%	74,880	68,230	(9)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses (NCLs)	7,282	8,355	7,969	7,135	8,384	7,962	7,659	(4)%	23,606	24,005	2%
Net build / (Release)	2,633	3,878	802	706	(18)	(1,439)	(1,993)	NM	7,313	(3,450)	NM
Provision for loan losses	9,915	12,233	8,771	7,841	8,366	6,523	5,666	(35)%	30,919	20,555	(34)%
Policyholder benefits and claims	332	308	324	294	287	213	227	(30)%	964	727	(25)%
Provision for unfunded lending commitments	60	135	—	49	(35)	(71)	26	—	195	(80)	NM
Total provisions for credit losses and for benefits and claims	10,307	12,676	9,095	8,184	8,618	6,665	5,919	(35)%	32,078	21,202	(34)%

Operating Expenses
Compensation and benefits	6,235	6,359	6,136	6,257	6,162	5,961	6,117	0%	18,730	18,240	(3)%
Premises and Equipment	1,083	1,091	1,035	1,130	965	936	964	(7)%	3,209	2,865	(11)%
Technology / communication expense	1,142	1,154	1,114	1,163	1,064	1,083	1,131	2%	3,410	3,278	(4)%
Advertising and marketing expense	334	351	317	413	302	367	458	44%	1,002	1,127	12%
Restructuring-related items	(13)	(32)	(34)	(34)	(3)	—	—	100%	(79)	(3)	96%
Other operating	2,904	3,076	3,256	3,385	3,028	3,519	2,850	(12)%	9,236	9,397	2%
Total operating expenses	11,685	11,999	11,824	12,314	11,518	11,866	11,520	(3)%	35,508	34,904	(2)%

Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	3,540	3,299	NM	7,294	12,124	66%
Provision (benefits) for income taxes	835	907	(1,122)	(7,353)	1,036	812	698	NM	620	2,546	NM

Income (Loss) from Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	2,601	NM	6,674	9,578	44%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(152)	(279)	(204)	(18)	(5)	(3)	8		(635)	—
Gain (Loss) on Sale	(12)	14	—	100	94	—	(784)		2	(690)
Provision (benefits) for income taxes	(47)	(123)	214	(150)	(122)	—	(402)		44	(524)
Income (Loss) from Discontinued Operations, net	(117)	(142)	(418)	232	211	(3)	(374)	11%	(677)	(166)	75%
Net Income (Loss) before attribution of Minority Interests	1,577	4,245	175	(7,508)	4,460	2,725	2,227	NM	5,997	9,412	57%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	(34)	74	71	32	28	59	(20)%	24	119	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	NM	$5,973	$9,293	56%

(1)

Beginning in the second quarter of 2010, for clarity purposes, Citigroup reclassified the MSR mark-to-market and MSR hedging activities from multiple income statement lines together into Other Revenue. All periods presented reflect this reclassification.

(2)

Other revenue for the second quarter of 2009 includes $11.1 billion ($6.7 billion after-tax) related to the sale of Smith Barney and establishment of the joint venture with Morgan Stanley. Other revenue for the fourth quarter of 2009 includes $10.1 billion loss ($6.2 billion after-tax) related to Citigroup’s debt extinguishment in connection with the repayment of TARP and exit from the U.S. government loss-sharing agreement.

(3)	Discontinued Operations includes:
	a)	The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
	b)	The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.
	c)	The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.
d)

The sale of The Student Loan Corporation to Sallie Mae and Discover. This sale is reported as discontinued operations for the third quarter of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods. The total third quarter of 2010 loss on the sale of The Student Loan Corporation of $447 million is comprised of ($63) million from Continuing Operations and ($435) million from Discontinued Operations , partially offset by a $51 million benefit in Noncontrolling Interests (Minority Interests).

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

								Sept 30, 2010
								vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31, 2009
	2009	2009	2009	2009	2010	2010	2010 (1)	Inc (Decr)

Assets
Cash and due from banks (including segregated cash and other deposits)	$31,063	$26,915	$26,482	$25,472	$25,678	$24,709	$26,342	3%
Deposits with banks	159,503	182,577	217,730	167,414	163,525	160,780	150,071	(10)%
Fed funds sold and securities borr’d or purch under agree. to resell	179,603	179,503	197,357	222,022	234,348	230,784	240,057	8%
Brokerage receivables	43,329	34,598	34,667	33,634	34,001	36,872	37,138	10%
Trading account assets	335,222	325,037	340,697	342,773	345,783	309,412	337,098	(2)%
Investments
Available-for-sale and non-marketable equity securities	178,046	207,135	206,074	254,592	270,385	285,783	310,143	22%
Held-to-maturity	60,760	59,622	55,816	51,527	46,348	31,283	30,107	(42)%
Total Investments	238,806	266,757	261,890	306,119	316,733	317,066	340,250	11%
Loans, net of unearned income
Consumer	453,963	447,652	441,491	424,057	531,469	505,446	463,104	9%
Corporate	203,329	194,038	180,720	167,447	190,335	186,720	191,207	14%
Loans, net of unearned income	657,292	641,690	622,211	591,504	721,804	692,166	654,311	11%
Allowance for loan losses	(31,703)	(35,940)	(36,416)	(36,033)	(48,746)	(46,197)	(43,674)	21%
Total loans, net	625,589	605,750	585,795	555,471	673,058	645,969	610,637	10%
Goodwill	26,410	25,578	25,423	25,392	25,662	25,201	25,797	2%
Intangible assets (other than MSR’s)	13,612	10,098	8,957	8,714	8,277	7,868	7,705	(12)%
Mortgage servicing rights (MSR’s)	5,481	6,770	6,228	6,530	6,439	4,894	3,976	(39)%
Other assets	163,960	165,538	159,769	163,105	168,709	174,101	172,800	6%
Assets related to discontinued operations held for sale	—	19,412	23,604	—	—	—	31,409	—
Total assets	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	$1,983,280	7%

Liabilities
Non-interest-bearing deposits in U.S. offices	$78,008	$77,180	$77,460	$71,325	$66,796	$59,225	$64,442	(10)%
Interest-bearing deposits in U.S. offices	219,910	234,250	244,856	232,093	230,919	241,820	237,626	2%
Total U.S. Deposits	297,918	311,430	322,316	303,418	297,715	301,045	302,068	—
Non-interest-bearing deposits in offices outside the U.S.	36,602	40,389	40,606	44,904	45,471	46,322	52,080	16%
Interest-bearing deposits in offices outside the U.S.	428,176	452,917	469,681	487,581	484,728	466,584	495,947	2%
Total International Deposits	464,778	493,306	510,287	532,485	530,199	512,906	548,027	3%
Total deposits	762,696	804,736	832,603	835,903	827,914	813,951	850,095	2%
Fed funds purch and securities loaned or sold under agree. to repurch.	184,803	172,016	178,159	154,281	207,911	196,112	192,065	24%
Brokerage payables	58,950	52,696	57,672	60,846	55,041	54,774	51,517	(15)%
Trading account liabilities	128,671	117,512	130,540	137,512	142,748	131,001	142,005	3%
Short-term borrowings	116,389	101,894	64,731	68,879	96,694	92,752	87,013	26%
Long-term debt	337,252	348,046	379,557	364,019	439,274	413,297	387,330	6%
Other liabilities (2)	87,890	85,091	86,384	80,233	78,852	78,439	78,198	(3)%
Liabilities related to discontinued operations held for sale	—	12,374	16,004	—	—	—	29,874	—
Total liabilities	$1,676,651	$1,694,365	$1,745,650	$1,701,673	$1,848,434	$1,780,326	$1,818,097	7%

Equity
Stockholders’ Equity
Preferred Stock	$74,246	$74,301	$312	$312	$312	$312	$312	—
Common Stock	57	57	230	286	287	292	292	2%
Additional paid-in capital	16,525	16,663	78,802	98,142	96,427	99,014	100,898	3%
Retained earnings	86,115	88,874	85,208	77,440	73,432	76,130	78,260	1%
Treasury stock	(5,996)	(5,950)	(6,059)	(4,543)	(1,178)	(1,772)	(1,540)	(66)%
Accumulated other comprehensive income (loss)	(27,013)	(21,643)	(17,651)	(18,937)	(17,859)	(19,170)	(15,309)	19%
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	$162,601	7%

Total Citigroup stockholders’ equity	$143,934	$152,302	$140,842	$152,700	$151,421	$154,806	$162,913	7%
Noncontrolling Minority interests (Minority Interest)	1,993	1,866	2,107	2,273	2,358	2,524	2,270	—
Total equity	145,927	154,168	142,949	154,973	153,779	157,330	165,183	7%
Total liabilities and equity	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	$1,937,656	$1,983,280	7%

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $947 million for the first quarter of 2009, $1,082 million for the second quarter of 2009, $1,074 million for the third quarter of 2009, $1,157 million for the fourth quarter of 2009, $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010 and $1,012 million for the third quarter of 2010, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,503	$2,182	$2,017	$1,874	$3,801	$3,693	$3,740	85%	$6,702	$11,234	68%
EMEA	360	394	415	386	405	376	349	(16)%	1,169	1,130	(3)%
Latin America	1,924	1,950	1,971	2,072	2,076	2,118	2,233	13%	5,845	6,427	10%
Asia	1,566	1,675	1,717	1,808	1,800	1,845	1,839	7%	4,958	5,484	11%
Total	6,353	6,201	6,120	6,140	8,082	8,032	8,161	33%	18,674	24,275	30%

Securities and Banking
North America	5,016	1,721	1,301	795	3,553	2,627	2,203	69%	8,038	8,383	4%
EMEA	4,222	2,558	2,202	1,067	2,515	1,762	1,733	(21)%	8,982	6,010	(33)%
Latin America	800	1,049	705	867	607	558	639	(9)%	2,554	1,804	(29)%
Asia	2,162	1,373	683	588	1,328	1,008	1,018	49%	4,218	3,354	(20)%
Total	12,200	6,701	4,891	3,317	8,003	5,955	5,593	14%	23,792	19,551	(18)%

Transaction Services
North America	589	656	643	638	639	636	620	(4)%	1,888	1,895	—
EMEA	844	860	845	840	833	848	835	(1)%	2,549	2,516	(1)%
Latin America	343	340	337	353	344	356	384	14%	1,020	1,084	6%
Asia	598	627	632	644	621	662	696	10%	1,857	1,979	7%
Total	2,374	2,483	2,457	2,475	2,437	2,502	2,535	3%	7,314	7,474	2%

Total Citicorp	20,927	15,385	13,468	11,932	18,522	16,489	16,289	21%	49,780	51,300	3%

CITI HOLDINGS
Brokerage and Asset Management	1,607	12,220	525	271	340	141	(8)	NM	14,352	473	(97)%
Local Consumer Lending	6,021	3,481	4,362	3,901	4,670	4,206	3,547	(19)%	13,864	12,423	(10)%
Special Asset Pool	(4,534)	(376)	1,363	287	1,540	572	314	(77)%	(3,547)	2,426	NM
Total Citi Holdings	3,094	15,325	6,250	4,459	6,550	4,919	3,853	(38)%	24,669	15,322	(38)%

Corporate / Other	500	(741)	672	(10,986)	349	663	596	(11)%	431	1,608	NM

Total Citigroup - Net Revenues	$24,521	29,969	20,390	5,405	$25,421	22,071	20,738	2%	74,880	68,230	(9)%
Impact of Credit Card Securitization Activity (1) (2)
Citicorp	1,484	1,644	1,800	1,744	—	—	—	NM	4,928	—	NM
Citi Holdings	968	1,482	952	733	—	—	—	NM	3,402	—	NM
Total Impact of Credit Card Securitization Activity	2,452	3,126	2,752	2,477	—	—	—	NM	8,330	—	NM

Total Citigroup - Managed Net Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738	(10)%	$83,210	$68,230	(18)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)

Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$357	$139	$206	$28	$22	$62	$147	(29)%	$702	$231	(67)%
EMEA	(33)	(110)	(23)	(43)	27	50	22	NM	(166)	99	NM
Latin America	219	116	77	113	389	491	558	NM	412	1,438	NM
Asia	248	279	444	461	576	574	505	14%	971	1,655	70%
Total	791	424	704	559	1,014	1,177	1,232	75%	1,919	3,423	78%

Securities and Banking
North America	2,497	(32)	7	(87)	1,424	839	456	NM	2,472	2,719	10%
EMEA	2,171	746	550	(41)	1,032	355	505	(8)%	3,467	1,892	(45)%
Latin America	412	527	219	378	272	197	266	21%	1,158	735	(37)%
Asia	1,056	597	71	114	478	294	180	NM	1,724	952	(45)%
Total	6,136	1,838	847	364	3,206	1,685	1,407	66%	8,821	6,298	(29)%

Transaction Services
North America	138	181	152	144	159	166	131	(14)%	471	456	(3)%
EMEA	326	350	308	303	306	318	305	(1)%	984	929	(6)%
Latin America	160	150	148	146	157	153	171	16%	458	481	5%
Asia	280	293	331	326	319	297	318	(4)%	904	934	3%
Total	904	974	939	919	941	934	925	(1)%	2,817	2,800	(1)%

Total Citicorp	7,831	3,236	2,490	1,842	5,161	3,796	3,564	43%	13,557	12,521	(8)%

CITI HOLDINGS
Brokerage and Asset Management	34	6,775	90	38	81	(88)	(147)	NM	6,899	(154)	NM
Local Consumer Lending	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(1,230)	(827)	61%	(8,060)	(3,895)	52%
Special Asset Pool	(3,948)	(1,246)	58	(233)	881	121	(80)	NM	(5,136)	922	NM
Total Citi Holdings	(5,485)	1,182	(1,994)	(2,551)	(876)	(1,197)	(1,054)	47%	(6,297)	(3,127)	50%

Corporate / Other	(652)	(31)	97	(7,031)	(36)	129	91	(6)%	(586)	184	NM

Income (Loss) From Continuing Operations	1,694	4,387	593	(7,740)	4,249	2,728	2,601	NM	6,674	9,578	44%
Discontinued Operations	(117)	(142)	(418)	232	211	(3)	(374)		(677)	(166)
Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	(34)	74	71	32	28	59		24	119
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	$2,697	$2,168	NM	$5,973	$9,293	56%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	3Q10 vs. 3Q09 Increase/ (Decrease)	Nine Months 2009	Nine Months 2010	YTD 2010 vs. YTD 2009 Increase/ (Decrease)

Revenues
Net interest revenue	$8,511	$8,774	$8,727	$8,420	$9,870	$9,742	$9,475	9%	$26,012	$29,087	12%
Non-Interest revenue	12,416	6,611	4,741	3,512	8,652	6,747	6,814	44%	23,768	22,213	(7)%
Total revenues, net of interest expense	20,927	15,385	13,468	11,932	18,522	16,489	16,289	21%	49,780	51,300	3%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,251	1,575	1,734	1,595	3,142	2,965	3,020	74%	4,560	9,127	100%
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	(639)	(427)	NM	2,751	(1,426)	NM
Provision for loan losses	2,249	2,806	2,256	1,559	2,782	2,326	2,593	15%	7,311	7,701	5%
Provision for Benefits & Claims	42	42	43	37	44	27	38	(12)%	127	109	(14)%
Provision for unfunded lending commitments	32	83	—	23	(7)	(26)	1	—	115	(32)	NM
Total provisions for credit losses and for benefits and claims	2,323	2,931	2,299	1,619	2,819	2,327	2,632	14%	7,553	7,778	3%

Total operating expenses	7,399	8,068	8,422	8,751	8,485	9,090	8,883	5%	23,889	26,458	11%

Income (Loss) from Continuing Operations before Income Taxes	11,205	4,386	2,747	1,562	7,218	5,072	4,774	74%	18,338	17,064	(7)%
Provision (benefits) for income taxes	3,374	1,150	257	(280)	2,057	1,276	1,210	NM	4,781	4,543	(5)%

Income (Loss) from Continuing Operations	7,831	3,236	2,490	1,842	5,161	3,796	3,564	43%	13,557	12,521	(8)%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(3)	3	25	43	21	20	30	20%	25	71	NM
Citicorp’s Net Income (Loss)	$7,834	$3,233	$2,465	$1,799	$5,140	$3,776	$3,534	43%	$13,532	$12,450	(8)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,022	$1,051	$1,075	$1,138	$1,236	$1,211	$1,283	19%

Average Assets	$1,058	$1,074	$1,096	$1,125	$1,233	$1,250	$1,252	14%	$1,076	$1,245	16%

Return on Assets	3.00%	1.21%	0.89%	0.63%	1.69%	1.21%	1.12%		1.68%	1.34%

Total EOP Deposits	$664	$706	$731	$734	$730	$719	$757	4%

Total GAAP Revenues	$20,927	$15,385	$13,468	$11,932	$18,522	$16,489	$16,289	21%	$49,780	$51,300	3%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	NM	4,928	—	NM
Total Managed Revenues	$22,411	$17,029	$15,268	$13,676	$18,522	$16,489	$16,289	7%	$54,708	$51,300	(6)%

GAAP Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	$2,965	$3,020	74%	$4,560	$9,127	100%
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	NM	5,204	—	NM
Total Managed Net Credit Losses	$2,742	$3,412	$3,610	$3,322	$3,142	$2,965	$3,020	(16)%	$9,764	$9,127	(7)%

(1)        Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	3Q10 vs. 3Q09 Increase/ (Decrease)	Nine Months 2009	Nine Months 2010	YTD 2010 vs. YTD 2009 Increase/ (Decrease)

Net Interest Revenue	$3,842	$4,140	$4,216	$4,206	$5,917	$5,774	$5,689	35%	$12,198	$17,380	42%
Non-Interest Revenue	2,511	2,061	1,904	1,934	2,165	2,258	2,472	30%	6,476	6,895	6%
Total Revenues, Net of Interest Expense (1)	6,353	6,201	6,120	6,140	8,082	8,032	8,161	33%	18,674	24,275	30%
Total Operating Expenses	3,504	3,703	3,778	4,056	3,937	3,982	4,087	8%	10,985	12,006	9%
Net Credit Losses	1,174	1,406	1,442	1,388	3,040	2,922	2,731	89%	4,022	8,693	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	(408)	(403)	NM	1,661	(991)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	(4)	—	—	—	(4)	—
Provision for Benefits & Claims	42	42	43	37	44	27	38	(12)%	127	109	(14)%
Provision for Loan Losses and for Benefits and Claims	1,902	2,067	1,841	1,583	2,904	2,537	2,366	29%	5,810	7,807	34%
Income (loss) from Continuing Operations before Taxes	947	431	501	501	1,241	1,513	1,708	NM	1,879	4,462	NM
Income Taxes (benefits)	156	7	(203)	(58)	227	336	476	NM	(40)	1,039	NM
Income (loss) from Continuing Operations	791	424	704	559	1,014	1,177	1,232	75%	1,919	3,423	78%
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	(5)	—	(4)	NM	2	(9)	NM
Net Income (Loss)	$791	$424	$702	$561	$1,019	$1,177	$1,236	76%	$1,917	$3,432	79%
Average Assets (in billions of dollars)	$229	$239	$248	$253	$308	$306	$311	25%	$239	$308	29%
Return on Assets	1.40%	0.71%	1.12%	0.88%	1.34%	1.54%	1.58%		1.07%	1.49%

Net Credit Losses as a % of Average Loans	3.28%	3.84%	3.82%	3.55%	5.57%	5.38%	4.90%

Revenue by Business
Retail Banking	$3,537	$3,789	$3,760	$3,756	$3,814	$3,916	$4,005	7%	$11,086	$11,735	6%
Citi-Branded Cards	2,816	2,412	2,360	2,384	4,268	4,116	4,156	76%	7,588	12,540	65%
Total GAAP Revenues	6,353	6,201	6,120	6,140	8,082	8,032	8,161	33%	18,674	24,275	30%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	NM	4,928	—	NM
Total Managed Revenues	$7,837	$7,845	$7,920	$7,884	$8,082	$8,032	$8,161	3%	$23,602	$24,275	3%

Net Credit Losses by Business
Retail Banking	$338	$428	$395	$409	$289	$304	$333	(16)%	$1,161	$926	(20)%
Citi-Branded Cards	836	978	1,047	979	2,751	2,618	2,398	NM	2,861	7,767	NM
Total GAAP Net Credit Losses	1,174	1,406	1,442	1,388	3,040	2,922	2,731	89%	4,022	8,693	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	NM	5,204	—	NM
Total Managed Net Credit Losses	$2,665	$3,243	$3,318	$3,115	$3,040	$2,922	$2,731	(18)%	$9,226	$8,693	(6)%

Income (loss) from Continuing Operations by Business
Retail Banking	$650	$635	$698	$610	$848	$884	$778	11%	$1,983	$2,510	27%
Citi-Branded Cards	141	(211)	6	(51)	166	293	454	NM	(64)	913	NM
Total	$791	$424	$704	$559	$1,014	$1,177	$1,232	75%	$1,919	$3,423	78%

(1)        Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	4,170	4,091	4,247	4,258	4,220	4,215	4,222	(1)%
Accounts (in millions)	60.0	60.1	60.1	59.5	59.2	58.9	59.8	—
Average Deposits	$256.4	$272.2	$278.7	$291.7	$289.2	$291.4	$295.6	6%
Investment Sales (International Only)	$15.3	$25.0	$22.9	$21.6	$24.1	$23.4	$21.3	(7)%
Investment AUMs	$93.5	$107.2	$116.3	$117.3	$120.8	$116.8	$125.4	8%
Average Loans	$101.1	$103.6	$106.0	$108.8	$109.5	$109.3	$111.5	5%
EOP Loans:
Real Estate Lending	$51.2	$52.5	$54.5	$53.9	$56.0	$54.7	$56.5	4%
Commerical Markets	25.1	23.4	24.9	25.5	26.9	28.8	29.6	19%
Personal and Other	24.8	27.3	28.4	27.6	27.7	25.6	27.6	(3)%
EOP Loans	$101.1	$103.2	$107.8	$107.0	$110.6	$109.1	$113.7	5%

Net Interest Revenue (1)	$2,319	$2,494	$2,578	$2,563	$2,564	$2,559	$2,504	(3)%
As a % of Average Loans	9.30%	9.66%	9.65%	9.35%	9.50%	9.39%	8.91%
Net Credit Losses	$338	$428	$395	$409	$289	$304	$333	(16)%
As a % of Average Loans	1.36%	1.66%	1.48%	1.49%	1.07%	1.12%	1.18%
Loans 90+ Days Past Due (2)	$697	$767	$695	$725	$782	$804	$787	13%
As a % of EOP Loans	0.69%	0.74%	0.64%	0.68%	0.71%	0.74%	0.70%
Loans 30-89 Days Past Due (2)	$1,107	$1,084	$1,013	$1,014	$1,200	$1,131	$1,185	17%
As a % of EOP Loans	1.09%	1.05%	0.94%	0.95%	1.08%	1.04%	1.05%

Citi-Branded Cards Key Indicators (in billions of dollars) (3)
EOP Open Accounts (in millions)	57.2	55.8	54.6	53.1	51.3	50.8	51.1	(6)%
Purchase Sales	$59.6	$63.6	$65.5	$67.6	$60.1	$63.9	$65.5	—
Average Managed Loans (4)	$112.5	$112.7	$114.4	$115.9	$112.0	$108.5	$109.5	(4)%
EOP Managed Loans (4)	$110.9	$114.7	$116.8	$117.4	$110.2	$109.4	$111.1	(5)%
Managed Average Yield (5)	14.44%	14.21%	14.15%	13.70%	14.89%	14.39%	14.18%
Managed Net Interest Revenue (6)	$3,359	$3,316	$3,306	$3,209	$3,358	$3,207	$3,184	(4)%
As a % of Average Managed Loans	12.11%	11.80%	11.47%	10.98%	12.16%	11.86%	11.54%
Managed Net Credit Losses	$2,327	$2,815	$2,923	$2,706	$2,751	$2,618	$2,398	(18)%
As a % of Average Managed Loans	8.39%	10.02%	10.14%	9.26%	9.96%	9.68%	8.69%
Managed Net Credit Margin (7)	$1,960	$1,226	$1,223	$1,415	$1,517	$1,493	$1,752	43%
As a % of Avgerage Managed Loans	7.07%	4.36%	4.24%	4.84%	5.49%	5.52%	6.35%
Managed Loans 90+ Days Past Due	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$2,590	(19)%
As a % of EOP Managed Loans	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%	2.33%
Managed Loans 30-89 Days Past Due	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$2,543	(24)%
As a % of EOP Managed Loans	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%	2.29%

(1)          Also includes Net Interest Revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See Note 1 on North America Regional Consumer Banking on page 10.

(3)          Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(4)          Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)          Managed Average Yield is gross interest revenue earned divided by average managed loans.

(6)          Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(7)          Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,192	$1,330	$1,387	$1,295	$2,954	$2,778	$2,734	97%	$3,909	$8,466	NM
Non-Interest Revenue	1,311	852	630	579	847	915	1,006	60%	2,793	2,768	(1)%
Total Revenues, Net of Interest Expense (1)	2,503	2,182	2,017	1,874	3,801	3,693	3,740	85%	6,702	11,234	68%
Total Operating Expenses	1,494	1,486	1,499	1,508	1,611	1,499	1,501	—	4,479	4,611	3%
Net Credit Losses	257	307	279	308	2,157	2,126	1,971	NM	843	6,254	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(9)	40	(26)%	456	35	(92)%
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	13	15	14	8	8	5	6	(57)%	42	19	(55)%
Provision for Loan Losses and for Benefits and Claims	523	471	347	387	2,169	2,122	2,017	NM	1,341	6,308	NM
Income (loss) from Continuing Operations before Taxes	486	225	171	(21)	21	72	222	30%	882	315	(64)%
Income Taxes (benefits)	129	86	(35)	(49)	(1)	10	75	NM	180	84	(53)%
Income (loss) from Continuing Operations	357	139	206	28	22	62	147	(29)%	702	231	(67)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$357	$139	$206	$28	$22	$62	$147	(29)%	$702	$231	(67)%
Average Assets (in billions of dollars)	$72	$74	$75	$71	$121	$117	$118	57%	$74	$119	61%
Return on Assets	2.01%	0.75%	1.09%	0.16%	0.07%	0.21%	0.49%		1.27%	0.26%

Net Credit Losses as a % of Average Loans	2.13%	2.61%	2.40%	2.57%	7.85%	7.98%	7.40%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	$1,323	$1,372	3%	$4,005	$3,975	(1)%
Citi-Branded Cards	1,207	806	684	642	2,521	2,370	2,368	NM	2,697	7,259	NM
Total GAAP Revenues	2,503	2,182	2,017	1,874	3,801	3,693	3,740	85%	6,702	11,234	68%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	NM	4,928	—	NM
Total Managed Revenues	$3,987	$3,826	$3,817	$3,618	$3,801	$3,693	$3,740	(2)%	$11,630	$11,234	(3)%

Net Credit Losses by Business
Retail Banking	$56	$88	$78	$88	$73	$79	$90	15%	$222	$242	9%
Citi-Branded Cards	201	219	201	220	2,084	2,047	1,881	NM	621	6,012	NM
Total GAAP NCLs	257	307	279	308	2,157	2,126	1,971	NM	843	6,254	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	NM	5,204	—	NM
Total Managed Net Credit Losses	$1,748	$2,144	$2,155	$2,035	$2,157	$2,126	$1,971	(9)%	$6,047	$6,254	3%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	$225	$189	(2)%	$676	$598	(12)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	(163)	(42)	NM	26	(367)	NM
Total	$357	$139	$206	$28	$22	$62	$147	(29)%	$702	$231	(67)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 2

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	1,000	1,001	1,002	1,003	1,003	1,002	1,000	—
Accounts (in millions)	13.4	13.5	13.6	13.6	13.5	13.3	13.3	(2)%
Investment AUMs	$30.3	$31.8	$34.1	$33.4	$32.6	$28.8	$29.8	(13)%

Average Deposits	$130.9	$139.6	$142.1	$149.3	$144.2	$145.5	$144.9	2%

Average Loans	$34.3	$35.0	$34.3	$34.1	$32.2	$30.7	$29.7	(13)%

EOP Loans:
Real Estate Lending	$27.0	$26.3	$26.7	$24.9	$24.4	$23.1	$22.3	(16)%
Commercial Markets	2.0	2.0	2.3	2.1	2.1	2.2	2.1	(9)%
Personal and Other	5.1	5.3	5.0	5.2	5.0	4.9	5.0	—
Total EOP Loans	$34.1	$33.6	$34.0	$32.2	$31.5	$30.2	$29.4	(14)%

Mortgage Originations	$21.5	$28.8	$11.9	$9.3	$10.3	$11.2	$18.6	56%

Third Party Mortgage Servicing Portfolio (EOP in billions)	$164.2	$176.8	$186.2	$187.0	$191.2	$190.8	$191.4	3%

Net Servicing & Gain/(Loss) on Sale	$241.0	$242.3	$99.5	$104.3	$207.8	$271.7	$344.3	NM

Net Interest Revenue on Loans	$178	$184	$188	$186	$183	$162	$152	(19)%
As a % of Avg. Loans	2.10%	2.11%	2.17%	2.16%	2.30%	2.12%	2.03%

Net Credit Losses	$56	$88	$78	$88	$73	$79	$90	15%
As a % of Avg. Loans	0.66%	1.01%	0.90%	1.02%	0.92%	1.03%	1.20%

Loans 90+ Days Past Due (1)	$99	$97	$92	$106	$142	$245	$221	NM
As a % of EOP Loans	0.29%	0.29%	0.27%	0.33%	0.45%	0.81%	0.77%

Loans 30-89 Days Past Due (1)	$92	$87	$82	$81	$236	$241	$243	NM
As a % of EOP Loans	0.27%	0.26%	0.24%	0.25%	0.75%	0.80%	0.85%

(1)   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion) as of September 30, 2010, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion) as of September 30, 2010, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 3

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	25.6	25.0	24.5	23.1	21.8	21.3	21.2	(13)%
Purchase Sales	$40.1	$42.4	$42.3	$41.8	$36.2	$39.3	$39.0	(8)%

Average Managed Loans (2)
Off-Balance Sheet	$68.4	$69.6	$70.8	$69.7	$—	$—	$—	(100)%
On Balance Sheet	14.6	12.2	11.8	13.4	79.2	76.2	76.0	NM
Total	$83.0	$81.8	$82.6	$83.1	$79.2	$76.2	$76.0	(8)%

EOP Managed Loans (2)
Off-Balance Sheet	$69.2	$71.7	$71.9	$72.6	$—	$—	$—	(100)%
On Balance Sheet	12.5	11.6	12.8	11.5	77.7	77.2	76.6	NM
Total	$81.7	$83.3	$84.7	$84.1	$77.7	$77.2	$76.6	(10)%

Managed Average Yield (3)	12.86%	12.57%	12.64%	12.05%	13.58%	12.70%	12.05%
Managed Net Interest Revenue (4)	$2,217	$2,107	$2,073	$1,963	$2,103	$1,940	$1,927	(7)%
As a % of Avg. Managed Loans (4)	10.83%	10.33%	9.96%	9.37%	10.77%	10.21%	10.06%
Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,047	$1,881	(9)%
As a % of Average Managed Loans	8.27%	10.08%	9.98%	9.30%	10.67%	10.77%	9.82%
Managed Net Credit Margin (5)	$986	$379	$393	$432	$437	$318	$481	22%
As a % of Avg. Managed Loans (5)	4.82%	1.86%	1.89%	2.06%	2.24%	1.67%	2.51%
Managed Loans 90+ Days Past Due	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$1,807	(17)%
As a % of EOP Managed Loans	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%	2.36%
Managed Loans 30-89 Days Past Due	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$1,687	(24)%
As a % of EOP Managed Loans	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%	2.20%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)    Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)    Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)    Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)    Managed Net Credit Margin represents Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA - PAGE 1
(In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$224	$243	$262	$250	$248	$230	$222	(15)%	$729	$700	(4)%
Non-Interest Revenue	136	151	153	136	157	146	127	(17)%	440	430	(2)%
Total Revenues, Net of Interest Expense	360	394	415	386	405	376	349	(16)%	1,169	1,130	(3)%
Total Operating Expenses	256	282	270	286	277	268	303	12%	808	848	5%
Net Credit Losses	89	121	139	138	97	85	65	(53)%	349	247	(29)%
Credit Reserve Build / (Release)	72	158	67	10	(10)	(46)	(51)	NM	297	(107)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	(4)	—	—	—	(4)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	161	279	206	148	87	35	14	(93)%	646	136	(79)%
Income (loss) from Continuing Operations before Taxes	(57)	(167)	(61)	(48)	41	73	32	NM	(285)	146	NM
Income Taxes (benefits)	(24)	(57)	(38)	(5)	14	23	10	NM	(119)	47	NM
Income (loss) from Continuing Operations	(33)	(110)	(23)	(43)	27	50	22	NM	(166)	99	NM
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	—	—	(1)	NM	2	(1)	NM
Net Income (Loss)	$(33)	$(110)	$(25)	$(41)	$27	$50	$23	NM	$(168)	$100	NM
Average Assets (in billions of dollars)	$11	$11	$11	$11	$10	$10	$10	(9)%	$11	$10	(9)%
Return on Assets	(1.22)%	(4.01)%	(0.90)%	(1.48)%	1.10%	2.01%	0.91%		(2.04)%	1.34%

Net Credit Losses as a % of Average Loans	4.57%	5.78%	6.34%	6.44%	4.98%	4.74%	3.53%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	$205	$186	(22)%	$676	$613	(9)%
Citi-Branded Cards	155	160	178	173	183	171	163	(8)%	493	517	5%
Total	$360	$394	$415	$386	$405	$376	$349	(16)%	$1,169	$1,130	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	$9	$(18)	22%	$(140)	$(15)	89%
Citi-Branded Cards	8	(34)	—	(4)	33	41	40	—	(26)	114	NM
Total	$(33)	$(110)	$(23)	$(43)	$27	$50	$22	NM	$(166)	$99	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
EMEA - PAGE 2

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	401	396	389	341	310	304	300	(23)%
Accounts (in millions)	3.8	3.7	3.7	3.7	3.7	3.7	3.7	—
Average Deposits	$8.3	$9.0	$9.5	$9.9	$9.7	$8.9	$9.1	(4)%
Investment Sales	$0.4	$0.5	$0.5	$0.6	$0.7	$0.7	$0.6	20%
Investment AUMs	$3.5	$4.5	$4.2	$4.3	$4.4	$4.1	$4.6	10%
Average Loans	$5.4	$5.6	$5.7	$5.5	$5.0	$4.5	$4.5	(21)%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	—
Commercial Markets	1.8	1.9	1.9	1.6	1.5	1.4	1.6	(16)%
Personal and Other	3.6	3.7	3.7	3.5	3.3	2.8	3.0	(19)%
Total EOP Loans	$5.5	$5.7	$5.7	$5.2	$4.9	$4.3	$4.7	(18)%

Net Interest Revenue (1)	$124	$137	$139	$123	$125	$113	$104	(25)%
As a % of Average Loans (1)	9.31%	9.81%	9.67%	8.87%	10.14%	10.07%	9.17%
Net Credit Losses	$60	$74	$84	$84	$47	$46	$34	(60)%
As a % of Average Loans	4.51%	5.30%	5.85%	6.06%	3.81%	4.10%	3.00%
Loans 90+ Days Past Due	$58	$70	$62	$60	$52	$50	$40	(35)%
As a % of EOP Loans	1.05%	1.23%	1.09%	1.15%	1.06%	1.16%	0.85%
Loans 30-89 Days Past Due	$213	$235	$230	$203	$182	$145	$142	(38)%
As a % of EOP Loans	3.87%	4.12%	4.04%	3.90%	3.71%	3.37%	3.02%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.8	2.8	2.7	2.7	2.6	2.4	2.5	(7)%
Purchase Sales	$1.8	$1.9	$2.2	$2.5	$2.1	$2.1	$2.3	5%
Average Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.7	$2.8	(7)%
EOP Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	$2.6	$2.9	(3)%
Average Yield (3)	19.77%	20.23%	20.69%	21.06%	21.31%	20.90%	21.03%

Net Interest Revenue (4)	$100	$106	$123	$127	$123	$117	$118	(4)%
As a % of Avg. Loans (4)	16.22%	15.18%	16.27%	16.80%	17.20%	17.38%	16.72%
Net Credit Losses	$29	$47	$55	$54	$50	$39	$31	(44)%
As a % of Average Loans	4.70%	6.73%	7.27%	7.14%	6.99%	5.79%	4.39%
Net Credit Margin (5)	$126	$113	$123	$119	$133	$132	$132	7%
As a % of Avg. Loans (5)	20.44%	16.19%	16.27%	15.74%	18.60%	19.61%	18.70%
Loans 90+ Days Past Due	$58	$99	$90	$85	$77	$72	$69	(23)%
As a % of EOP Loans	2.32%	3.54%	3.00%	2.83%	2.66%	2.77%	2.38%
Loans 30-89 Days Past Due	$131	$146	$155	$140	$113	$90	$86	(45)%
As a % of EOP Loans	5.24%	5.21%	5.17%	4.67%	3.90%	3.46%	2.97%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,275	$1,368	$1,366	$1,390	$1,458	$1,471	$1,501	10%	$4,009	$4,430	11%
Non-Interest Revenue	649	582	605	682	618	647	732	21%	1,836	1,997	9%
Total Revenues, Net of Interest Expense	1,924	1,950	1,971	2,072	2,076	2,118	2,233	13%	5,845	6,427	10%
Total Operating Expenses	958	1,090	1,127	1,263	1,142	1,266	1,258	12%	3,175	3,666	15%
Net Credit Losses	541	610	657	625	509	457	450	(32)%	1,808	1,416	(22)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	(241)	(300)	NM	463	(677)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	29	27	29	29	36	22	32	10%	85	90	6%
Provision for Loan Losses and for Benefits and Claims	736	793	827	653	409	238	182	(78)%	2,356	829	(65)%
Income (loss) from Continuing Operations before Taxes	230	67	17	156	525	614	793	NM	314	1,932	NM
Income Taxes (benefits)	11	(49)	(60)	43	136	123	235	NM	(98)	494	NM
Income (loss) from Continuing Operations	219	116	77	113	389	491	558	NM	412	1,438	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	(5)	—	(3)	—	—	(8)	—
Net Income (Loss)	$219	$116	$77	$113	$394	$491	$561	NM	$412	$1,446	NM
Average Assets (in billions of dollars)	$60	$66	$66	$70	$72	$74	$74	12%	$64	$73	14%
Return on Assets	1.48%	0.70%	0.46%	0.64%	2.22%	2.66%	3.01%		0.86%	2.65%

Net Credit Losses as a % of Average Loans	8.22%	8.68%	8.99%	8.18%	6.75%	5.84%	5.48%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	$1,236	$1,300	17%	$3,252	$3,732	15%
Citi-Branded Cards	898	838	857	889	880	882	933	9%	2,593	2,695	4%
Total	$1,924	$1,950	$1,971	$2,072	$2,076	$2,118	$2,233	13%	$5,845	$6,427	10%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	$275	$277	80%	$580	$808	39%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	216	281	NM	(168)	630	NM
Total	$219	$116	$77	$113	$389	$491	$558	NM	$412	$1,438	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
LATIN AMERICA - PAGE 2

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	2,065	2,066	2,163	2,216	2,203	2,205	2,215	2%
Accounts (in millions)	26.2	26.3	26.6	26.3	25.9	25.9	26.5	—
Average Deposits	$34.1	$36.0	$35.8	$37.9	$39.6	$39.9	$40.6	13%
Investment Sales	$11.5	$18.3	$15.0	$12.8	$14.5	$13.1	$10.6	(29)%
Investment AUMs	$26.7	$32.8	$35.1	$34.8	$37.9	$39.1	$43.2	23%
Average Loans	$15.3	$16.3	$16.9	$18.0	$18.5	$19.4	$20.3	20%
EOP Loans:
Real Estate Lending	$2.5	$2.8	$2.8	$3.2	$3.6	$3.7	$3.9	39%
Commercial Markets	8.5	7.6	8.0	9.1	9.8	10.5	11.1	39%
Personal and Other	4.4	6.1	6.9	5.9	6.0	5.4	5.8	(16)%
Total EOP Loans	$15.4	$16.5	$17.7	$18.2	$19.4	$19.6	$20.8	18%

Net Interest Revenue (4)	$639	$700	$696	$729	$790	$794	$814	17%
As a % of Avg. Loans (4)	16.94%	17.23%	16.34%	16.07%	17.32%	16.42%	15.91%
Net Credit Losses	$112	$138	$114	$149	$91	$96	$128	12%
As a % of Average Loans	2.97%	3.40%	2.68%	3.28%	1.99%	1.98%	2.50%
Loans 90+ Days Past Due	$277	$316	$279	$323	$352	$308	$310	11%
As a % of EOP Loans	1.80%	1.92%	1.58%	1.77%	1.81%	1.57%	1.49%
Loans 30-89 Days Past Due	$305	$337	$315	$316	$346	$305	$377	20%
As a % of EOP Loans	1.98%	2.04%	1.78%	1.74%	1.78%	1.56%	1.81%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.9	12.5	12.3	12.2	12.1	12.2	12.4	1%
Purchase Sales	$5.9	$6.5	$7.2	$8.1	$7.3	$7.5	$8.2	14%
Average Loans (2)	$11.4	$11.9	$12.1	$12.3	$12.1	$12.0	$12.3	2%
EOP Loans (2)	$11.3	$12.1	$12.1	$12.4	$12.1	$12.0	$12.6	4%
Average Yield (3)	25.90%	24.92%	24.26%	23.80%	24.58%	25.10%	26.00%

Net Interest Revenue (4)	$636	$668	$670	$661	$668	$677	$687	3%
As a % of Avg. Loans (4)	22.63%	22.52%	21.97%	21.32%	22.39%	22.63%	22.16%
Net Credit Losses	$429	$472	$543	$476	$418	$361	$322	(41)%
As a % of Average Loans	15.26%	15.91%	17.80%	15.35%	14.01%	12.07%	10.39%
Net Credit Margin (5)	$469	$366	$314	$413	$462	$521	$611	95%
As a % of Avg. Loans (5)	16.68%	12.34%	10.30%	13.32%	15.48%	17.41%	19.71%
Loans 90+ Days Past Due	$562	$707	$609	$565	$510	$481	$472	(22)%
As a % of EOP Loans	4.97%	5.84%	5.03%	4.56%	4.21%	4.01%	3.75%
Loans 30-89 Days Past Due	$689	$693	$604	$556	$475	$485	$442	(27)%
As a % of EOP Loans	6.10%	5.73%	4.99%	4.48%	3.93%	4.04%	3.51%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA - PAGE 1
(In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,151	$1,199	$1,201	$1,271	$1,257	$1,295	$1,232	3%	$3,551	$3,784	7%
Non-Interest Revenue	415	476	516	537	543	550	607	18%	1,407	1,700	21%
Total Revenues, Net of Interest Expense	1,566	1,675	1,717	1,808	1,800	1,845	1,839	7%	4,958	5,484	11%
Total Operating Expenses	796	845	882	999	907	949	1,025	16%	2,523	2,881	14%
Net Credit Losses	287	368	367	317	277	254	245	(33)%	1,022	776	(24)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	(92)	NM	445	(242)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	482	524	461	395	239	142	153	(67)%	1,467	534	(64)%
Income (loss) from Continuing Operations before Taxes	288	306	374	414	654	754	661	77%	968	2,069	NM
Income Taxes (benefits)	40	27	(70)	(47)	78	180	156	NM	(3)	414	NM
Income (loss) from Continuing Operations	248	279	444	461	576	574	505	14%	971	1,655	70%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	$248	$279	$444	$461	$576	$574	$505	14%	$971	$1,655	70%
Average Assets (in billions of dollars)	$86	$88	$96	$101	$105	$105	$109	14%	$90	$106	18%
Return on Assets	1.17%	1.27%	1.83%	1.81%	2.22%	2.19%	1.84%		1.44%	2.09%

Net Credit Losses as a % of Average Loans	1.89%	2.35%	2.21%	1.83%	1.57%	1.41%	1.29%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	$1,152	$1,147	7%	$3,153	$3,415	8%
Citi-Branded Cards	556	608	641	680	684	693	692	8%	1,805	2,069	15%
Total	$1,566	$1,675	$1,717	$1,808	$1,800	$1,845	$1,839	7%	$4,958	$5,484	11%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	$375	$330	(12)%	$867	$1,119	29%
Citi-Branded Cards	28	6	70	110	162	199	175	NM	104	536	NM
Total	$248	$279	$444	$461	$576	$574	$505	14%	$971	$1,655	70%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA - PAGE 2

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	704	694	693	698	704	704	707	2%
Accounts (in millions)	16.6	16.6	16.2	15.9	16.1	16.0	16.3	1%
Average Deposits	$83.1	$87.6	$91.3	$94.6	$95.7	$97.1	$101.0	11%
Investment Sales	$3.4	$6.2	$7.4	$8.2	$8.9	$9.6	$10.1	36%
Investment AUMs	$33.0	$38.1	$42.9	$44.8	$45.9	$44.8	$47.8	11%
Average Loans	$46.1	$46.7	$49.1	$51.2	$53.8	$54.7	$57.0	16%
EOP Loans:
Real Estate Lending	$21.6	$23.3	$24.9	$25.7	$27.9	$27.8	$30.2	21%
Commercial Markets	12.8	11.9	12.7	12.7	13.5	14.7	14.8	17%
Personal and Other	11.7	12.2	12.8	13.0	13.4	12.5	13.8	8%
Total EOP Loans	$46.1	$47.4	$50.4	$51.4	$54.8	$55.0	$58.8	17%

Net Interest Revenue (4)	$745	$764	$761	$813	$793	$822	$780	2%
As a % of Avg. Loans (4)	6.55%	6.56%	6.15%	6.30%	5.98%	6.03%	5.43%
Net Credit Losses	$110	$128	$119	$88	$78	$83	$81	(32)%
As a % of Average Loans	0.97%	1.10%	0.96%	0.68%	0.59%	0.61%	0.56%
Loans 90+ Days Past Due	$263	$284	$262	$236	$236	$201	$216	(18)%
As a % of EOP Loans	0.57%	0.60%	0.52%	0.46%	0.43%	0.37%	0.37%
Loans 30-89 Days Past Due	$497	$425	$386	$414	$436	$440	$423	10%
As a % of EOP Loans	1.08%	0.90%	0.77%	0.81%	0.80%	0.80%	0.72%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	15.9	15.5	15.1	15.1	14.8	14.9	15.0	(1)%
Purchase Sales	$11.8	$12.8	$13.8	$15.2	$14.5	$15.0	$16.0	16%
Average Loans (2)	$15.6	$16.2	$16.7	$17.5	$17.8	$17.6	$18.4	10%
EOP Loans (2)	$15.4	$16.5	$17.0	$17.9	$17.5	$17.6	$19.0	12%
Average Yield (3)	13.64%	13.55%	13.14%	13.15%	13.17%	13.20%	12.32%

Net Interest Revenue (4)	$406	$435	$440	$458	$464	473	$452	3%
As a % of Avg. Loans (4)	10.55%	10.77%	10.45%	10.38%	10.57%	10.78%	9.75%
Net Credit Losses	$177	$240	$248	$229	$199	$171	$164	(34)%
As a % of Average Loans	4.60%	5.94%	5.89%	5.19%	4.53%	3.90%	3.54%
Net Credit Margin (5)	$379	$368	$393	$451	$485	$522	$528	34%
As a % of Avg. Loans (5)	9.85%	9.11%	9.34%	10.22%	11.05%	11.90%	11.38%
Loans 90+ Days Past Due	$319	$350	$315	$277	$264	$246	$242	(23)%
As a % of EOP Loans	2.07%	2.12%	1.85%	1.55%	1.51%	1.40%	1.27%
Loans 30-89 Days Past Due	$387	$381	$367	$353	$361	$324	$328	(11)%
As a % of EOP Loans	2.51%	2.31%	2.16%	1.97%	2.06%	1.84%	1.73%

(1) Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average Yield is gross interest revenue earned divided by average loans.

(4) Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5) Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Commissions and Fees	$959	$1,019	$1,122	$1,094	$1,108	$1,086	$1,016	(9)%	3,100	3,210	4%
Administration and Other Fiduciary Fees	708	712	702	728	721	615	672	(4)%	2,122	2,008	(5)%
Investment Banking	941	1,240	1,066	1,440	953	592	829	(22)%	3,247	2,374	(27)%
Principal Transactions	6,950	880	(571)	(1,767)	3,344	1,632	982	NM	7,259	5,958	(18)%
Other	347	699	518	83	361	564	843	63%	1,564	1,768	13%
Total Non-Interest Revenue	9,905	4,550	2,837	1,578	6,487	4,489	4,342	53%	17,292	15,318	(11)%
Net Interest Revenue (including Dividends)	4,669	4,634	4,511	4,214	3,953	3,968	3,786	(16)%	13,814	11,707	(15)%
Total Revenues, Net of Interest Expense	14,574	9,184	7,348	5,792	10,440	8,457	8,128	11%	31,106	27,025	(13)%
Total Operating Expenses	3,895	4,365	4,644	4,695	4,548	5,108	4,796	3%	12,904	14,452	12%
Net Credit Losses	77	169	292	207	102	43	289	(1)%	538	434	(19)%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	(22)	1	—	115	(28)	NM
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	(231)	(24)	NM	1,090	(435)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	421	864	458	36	(85)	(210)	266	(42)%	1,743	(29)	NM
Income from Continuing Operations before Taxes	10,258	3,955	2,246	1,061	5,977	3,559	3,066	37%	16,459	12,602	(23)%
Income Taxes (benefits)	3,218	1,143	460	(222)	1,830	940	734	60%	4,821	3,504	(27)%
Income from Continuing Operations	7,040	2,812	1,786	1,283	4,147	2,619	2,332	31%	11,638	9,098	(22)%
Net Income (loss) Attributable to Minority Interests	(3)	3	23	45	26	20	34	48%	23	80	NM
Net Income	$7,043	$2,809	$1,763	$1,238	$4,121	$2,599	$2,298	30%	$11,615	$9,018	(22)%
Average Assets (in billions of dollars)	$829	$835	$848	$872	$925	$944	$941	11%	$837	$937	12%
Return on Assets	3.45%	1.35%	0.82%	0.56%	1.81%	1.10%	0.97%		1.86%	1.29%

Revenue by Region
North America	$5,605	$2,377	$1,944	$1,433	$4,192	$3,263	$2,823	45%	$9,926	$10,278	4%
EMEA	5,066	3,418	3,047	1,907	3,348	2,610	2,568	(16)%	11,531	8,526	(26)%
Latin America	1,143	1,389	1,042	1,220	951	914	1,023	(2)%	3,574	2,888	(19)%
Asia	2,760	2,000	1,315	1,232	1,949	1,670	1,714	30%	6,075	5,333	(12)%
Total	$14,574	$9,184	$7,348	$5,792	$10,440	$8,457	$8,128	11%	$31,106	$27,025	(13)%

Income from Continuing Operations by Region
North America	$2,635	$149	$159	$57	$1,583	$1,005	$587	NM	$2,943	$3,175	8%
EMEA	2,497	1,096	858	262	1,338	673	810	(6)%	4,451	2,821	(37)%
Latin America	572	677	367	524	429	350	437	19%	1,616	1,216	(25)%
Asia	1,336	890	402	440	797	591	498	24%	2,628	1,886	(28)%
Total	$7,040	$2,812	$1,786	$1,283	$4,147	$2,619	$2,332	31%	$11,638	$9,098	(22)%

Average Loans by Region (in billions)
North America	$57	$55	$49	$46	$64	68	66	35%
EMEA	48	48	43	41	36	37	38	(12)%
Latin America	21	21	22	22	22	21	22	—
Asia	30	28	27	28	31	34	37	37%
Total	$156	$152	$141	$137	$153	$160	$163	16%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,263	$3,179	$3,118	$2,817	$2,565	$2,570	$2,353	(25)%	$9,560	$7,488	(22)%
Non-Interest Revenue	8,937	3,522	1,773	500	5,438	3,385	3,240	83%	14,232	12,063	(15)%
Total Revenues, Net of Interest Expense	12,200	6,701	4,891	3,317	8,003	5,955	5,593	14%	23,792	19,551	(18)%
Total Operating Expenses	2,821	3,277	3,503	3,483	3,397	3,938	3,566	2%	9,601	10,901	14%
Net Credit Losses	74	172	294	202	101	42	288	(2)%	540	431	(20)%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	(22)	1	—	115	(28)	NM
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	(196)	(8)	NM	1,089	(366)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	420	859	465	28	(68)	(176)	281	(40)%	1,744	37	(98)%
Income (loss) from Continuing Operations before Taxes	8,959	2,565	923	(194)	4,674	2,193	1,746	89%	12,447	8,613	(31)%
Income Taxes (benefits)	2,823	727	76	(558)	1,468	508	339	NM	3,626	2,315	(36)%
Income from Continuing Operations	6,136	1,838	847	364	3,206	1,685	1,407	66%	8,821	6,298	(29)%
Net Income Attributable to Minority Interests	1	—	18	36	21	15	29	61%	19	65	NM
Net Income	$6,135	$1,838	$829	$328	$3,185	$1,670	$1,378	66%	$8,802	$6,233	(29)%
Average Assets (in billions of dollars)	771	776	788	811	861	877	869	10%	778	869	12%
Return on Assets	3.23%	0.95%	0.42%	0.16%	1.50%	0.76%	0.63%		1.51%	0.96%

Revenue Details:
Investment Banking:
Advisory (1)	$227	$130	$186	$211	$198	$88	$237	27%	$543	$523	(4)%
Equity Underwriting	143	279	258	705	224	157	152	(41)%	680	533	(22)%
Debt Underwriting	613	752	720	543	635	429	541	(25)%	2,085	1,605	(23)%
Total Investment Banking	983	1,161	1,164	1,459	1,057	674	930	(20)%	3,308	2,661	(20)%
Lending	(363)	(1,104)	(794)	(219)	243	522	(18)	98%	(2,261)	747	NM
Equity Markets	1,605	1,101	446	31	1,213	652	1,040	NM	3,152	2,905	(8)%
Fixed Income Markets	10,023	5,569	4,024	1,680	5,380	3,713	3,501	(13)%	19,616	12,594	(36)%
Private Bank	504	481	522	561	494	512	497	(5)%	1,507	1,503	—
Other Securities and Banking	(552)	(507)	(471)	(195)	(384)	(118)	(357)	24%	(1,530)	(859)	44%
Total Securities and Banking Revenues	$12,200	$6,701	$4,891	$3,317	$8,003	$5,955	$5,593	14%	$23,792	$19,551	(18)%

Credit Valuation Adjustment (CVA) {included in lines above}	2,646	(937)	(1,758)	(1,908)	285	255	99	NM	(49)	639	NM
Total Revenues Excluding CVA	$9,554	$7,638	$6,649	$5,225	$7,718	$5,700	$5,494	(17)%	$23,841	$18,912	(21)%

(1) Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,406	$1,455	$1,393	$1,397	$1,388	$1,398	$1,433	3%	$4,254	$4,219	(1)%
Non-Interest Revenue	968	1,028	1,064	1,078	1,049	1,104	1,102	4%	3,060	3,255	6%
Total Revenues, Net of Interest Expense	2,374	2,483	2,457	2,475	2,437	2,502	2,535	3%	7,314	7,474	2%
Total Operating Expenses	1,074	1,088	1,141	1,212	1,151	1,170	1,230	8%	3,303	3,551	8%
Net Credit Losses	3	(3)	(2)	5	1	1	1	NM	(2)	3	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	(35)	(16)	NM	1	(69)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	1	5	(7)	8	(17)	(34)	(15)	NM	(1)	(66)	NM
Income (loss) from Continuing Operations before Taxes	1,299	1,390	1,323	1,255	1,303	1,366	1,320	—	4,012	3,989	(1)%
Income Taxes	395	416	384	336	362	432	395	3%	1,195	1,189	(1)%
Income from Continuing Operations	904	974	939	919	941	934	925	(1)%	2,817	2,800	(1)%
Net Income Attributable to Minority Interests	(4)	3	5	9	5	5	5	—	4	15	NM
Net Income	$908	$971	$934	$910	$936	$929	$920	(1)%	$2,813	$2,785	(1)%
Average Assets (in billions of dollars)	$58	$59	$60	$61	$64	$67	$72	20%	$59	$68	15%
Return on Assets	6.35%	6.60%	6.18%	5.92%	5.93%	5.56%	5.07%		6.37%	5.48%

Revenue Details
Treasury and Trade Solutions	$1,750	$1,793	$1,794	$1,764	$1,781	$1,805	$1,846	3%	5,337	5,432	2%
Securities and Fund Services	624	690	663	711	656	697	689	4%	1,977	2,042	3%
Total	$2,374	$2,483	$2,457	$2,475	$2,437	$2,502	$2,535	3%	$7,314	$7,474	2%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$76	73	81	85	$72	74	81	—
EMEA	97	100	104	110	106	106	111	7%
Latin America	17	18	20	24	26	25	26	30%
Asia	88	97	109	116	115	115	122	12%
Total	$278	$288	$314	$335	$319	$320	$340	8%

EOP Assets Under Custody (in trillions of dollars)	$10.5	$11.4	$12.1	$12.1	$11.8	$11.3	$12.4	2%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,143	$3,186	$3,081	$2,984	$4,554	$4,367	$4,022	31%	$9,410	$12,943	38%
Non-Interest Revenue	4,965	1,373	880	323	3,439	2,589	2,541	NM	7,218	8,569	19%
Total Revenues, Net of Interest Expense (1)	8,108	4,559	3,961	3,307	7,993	6,956	6,563	66%	16,628	21,512	29%
Total Operating Expenses	3,050	3,462	3,295	3,386	3,454	3,534	3,352	2%	9,807	10,340	5%
Net Credit Losses	488	352	363	330	2,232	2,144	2,240	NM	1,203	6,616	NM
Credit Reserve Build / (Release)	290	238	132	2	(25)	(72)	215	63%	660	118	(82)%
Provision Unfunded Lending Commitments	32	83	—	5	(1)	(20)	(5)	—	115	(26)	NM
Provision for Benefits & Claims	13	15	14	8	7	5	6	(57)%	42	18	(57)%
Provision for Credit Losses and for Benefits and Claims	823	688	509	345	2,213	2,057	2,456	NM	2,020	6,726	NM
Income from Continuing Operations before Taxes	4,235	409	157	(424)	2,326	1,365	755	NM	4,801	4,446	(7)%
Income Taxes	1,243	121	(208)	(509)	721	298	21	NM	1,156	1,040	(10)%
Income from Continuing Operations	2,992	288	365	85	1,605	1,067	734	NM	3,645	3,406	(7)%
Net Income Attributable to Minority Interests	(5)	(6)	16	24	5	1	14	(13)%	5	20	NM
Net Income	$2,997	$294	$349	$61	$1,600	$1,066	$720	NM	$3,640	$3,386	(7)%
Average Assets (in billions of dollars)	$452	$432	$464	$447	$563	$561	$537	16%	$449	$554	23%
Return on Assets	2.69%	0.27%	0.30%	0.05%	1.15%	0.76%	0.53%		1.08%	0.82%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	$1,323	$1,372	3%	$4,005	$3,975	(1)%
Citi-Branded Cards	1,207	806	684	642	2,521	2,370	2,368	NM	2,697	7,259	NM
Regional Consumer Banking	2,503	2,182	2,017	1,874	3,801	3,693	3,740	85%	6,702	11,234	68%
Securities and Banking	5,016	1,721	1,301	795	3,553	2,627	2,203	69%	8,038	8,383	4%
Transaction Services	589	656	643	638	639	636	620	(4)%	1,888	1,895	—
Total GAAP Revenues	8,108	4,559	3,961	3,307	7,993	6,956	6,563	66%	16,628	21,512	29%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	—	—	NM	4,928	—	NM
Total Managed Revenues	$9,592	$6,203	$5,761	$5,051	$7,993	$6,956	$6,563	14%	$21,556	$21,512	—

GAAP Net Credit Losses	$488	$352	$363	$330	$2,232	$2,144	$2,240	NM	$1,203	$6,616	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	NM	5,204	—	NM
Total Managed Net Credit Losses	$1,979	$2,189	$2,239	$2,057	$2,232	$2,144	$2,240	—	$6,407	$6,616	3%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	$225	$189	(2)%	$676	$598	(12)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	(163)	(42)	NM	26	(367)	NM
Regional Consumer Banking	357	139	206	28	22	62	147	(29)%	702	231	(67)%
Securities and Banking	2,497	(32)	7	(87)	1,424	839	456	NM	2,472	2,719	10%
Transaction Services	138	181	152	144	159	166	131	(14)%	471	456	(3)%
Total	$2,992	$288	$365	$85	$1,605	$1,067	$734	NM	$3,645	$3,406	(7)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,495	$1,427	$1,430	$1,332	$1,174	$1,203	$1,215	(15)%	$4,352	$3,592	(17)%
Non-Interest Revenue	3,931	2,385	2,032	961	2,579	1,783	1,702	(16)%	8,348	6,064	(27)%
Total Revenues, Net of Interest Expense	5,426	3,812	3,462	2,293	3,753	2,986	2,917	(16)%	12,700	9,656	(24)%
Total Operating Expenses	1,495	1,576	1,863	1,751	1,760	2,059	1,806	(3)%	4,934	5,625	14%
Net Credit Losses	149	251	346	328	116	94	82	(76)%	746	292	(61)%
Credit Reserve Build / (Release)	107	655	87	(50)	(174)	(165)	(150)	NM	849	(489)	NM
Provision Unfunded Lending Commitments	—	—	—	19	(6)	(5)	6	—	—	(5)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	256	906	433	297	(64)	(76)	(62)	NM	1,595	(202)	NM
Income from Continuing Operations before Taxes	3,675	1,330	1,166	245	2,057	1,003	1,173	1%	6,171	4,233	(31)%
Income Taxes	1,211	344	331	26	692	280	341	3%	1,886	1,313	(30)%
Income from Continuing Operations	2,464	986	835	219	1,365	723	832	—	4,285	2,920	(32)%
Net Income Attributable to Minority Interests	1	8	8	20	20	17	17	NM	17	54	NM
Net Income	$2,463	$978	$827	$199	$1,345	$706	$815	(1)%	$4,268	$2,866	(33)%
Average Assets (in billions of dollars)	$227	$241	$223	$242	$225	$228	$238	7%	$230	$230	0%
Return on Assets	4.40%	1.63%	1.47%	0.33%	2.42%	1.24%	1.36%		2.48%	1.67%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	$205	$186	(22)%	$676	$613	(9)%
Citi-Branded Cards	155	160	178	173	183	171	163	(8)%	493	517	5%
Regional Consumer Banking	360	394	415	386	405	376	349	(16)%	$1,169	$1,130	(3)%
Securities and Banking	4,222	2,558	2,202	1,067	2,515	1,762	1,733	(21)%	8,982	6,010	(33)%
Transaction Services	844	860	845	840	833	848	835	(1)%	2,549	2,516	(1)%
Total	$5,426	$3,812	$3,462	$2,293	$3,753	$2,986	$2,917	(16)%	$12,700	$9,656	(24)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	$9	$(18)	22%	$(140)	$(15)	89%
Citi-Branded Cards	8	(34)	—	(4)	33	41	40	—	(26)	114	NM
Regional Consumer Banking	(33)	(110)	(23)	(43)	27	50	22	NM	$(166)	$99	NM
Securities and Banking	2,171	746	550	(41)	1,032	355	505	(8)%	3,467	1,892	(45)%
Transaction Services	326	350	308	303	306	318	305	(1)%	984	929	(6)%
Total	$2,464	$986	$835	$219	$1,365	$723	$832	—	$4,285	$2,920	(32)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$1,871	$2,069	$2,133	$2,118	$2,189	$2,176	$2,248	5%	$6,073	$6,613	9%
Non-Interest Revenue	1,196	1,270	880	1,174	838	856	1,008	15%	3,346	2,702	(19)%
Total Revenues, Net of Interest Expense	3,067	3,339	3,013	3,292	3,027	3,032	3,256	8%	9,419	9,315	(1)%
Total Operating Expenses	1,271	1,421	1,475	1,670	1,479	1,652	1,671	13%	4,167	4,802	15%
Net Credit Losses	468	611	651	631	511	471	452	(31)%	1,730	1,434	(17)%
Credit Reserve Build / (Release)	273	196	210	(20)	(153)	(256)	(353)	NM	679	(762)	NM
Provision Unfunded Lending Commitments	—	—	—	(2)	—	—	—	—	—	—	—
Provision for Benefits & Claims	29	27	29	29	36	22	32	10%	85	90	6%
Provision for Credit Losses and for Benefits and Claims	770	834	890	638	394	237	131	(85)%	2,494	762	(69)%
Income from Continuing Operations before Taxes	1,026	1,084	648	984	1,154	1,143	1,454	NM	2,758	3,751	36%
Income Taxes	235	291	204	347	336	302	459	NM	730	1,097	50%
Income from Continuing Operations	791	793	444	637	818	841	995	NM	2,028	2,654	31%
Net Income Attributable to Minority Interests	—	—	—	(1)	(5)	1	(2)	—	—	(6)	—
Net Income	$791	$793	$444	$638	$823	$840	$997	NM	$2,028	$2,660	31%
Average Assets (in billions of dollars)	$127	$140	$141	$144	$146	$150	$151	7%	$136	$149	10%
Return on Assets	2.53%	2.27%	1.25%	1.76%	2.29%	2.25%	2.62%		1.99%	2.39%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	$1,236	$1,300	17%	$3,252	$3,732	15%
Citi-Branded Cards	898	838	857	889	880	882	933	9%	2,593	2,695	4%
Regional Consumer Banking	1,924	1,950	1,971	2,072	2,076	2,118	2,233	13%	$5,845	$6,427	10%
Securities and Banking	800	1,049	705	867	607	558	639	(9)%	2,554	1,804	(29)%
Transaction Services	343	340	337	353	344	356	384	14%	1,020	1,084	6%
Total	$3,067	$3,339	$3,013	$3,292	$3,027	$3,032	$3,256	8%	$9,419	$9,315	(1)%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	$275	$277	80%	$580	$808	39%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	216	281	NM	(168)	630	NM
Regional Consumer Banking	219	116	77	113	389	491	558	NM	$412	$1,438	NM
Securities and Banking	412	527	219	378	272	197	266	21%	1,158	735	(37)%
Transaction Services	160	150	148	146	157	153	171	16%	458	481	5%
Total	$791	$793	$444	$637	$818	$841	$995	NM	$2,028	$2,654	31%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$2,002	$2,092	$2,083	$1,986	$1,953	$1,996	$1,990	(4)%	$6,177	$5,939	(4)%
Non-Interest Revenue	2,324	1,583	949	1,054	1,796	1,519	1,563	65%	4,856	4,878	—
Total Revenues, Net of Interest Expense	4,326	3,675	3,032	3,040	3,749	3,515	3,553	17%	11,033	10,817	(2)%
Total Operating Expenses	1,583	1,609	1,789	1,944	1,792	1,845	2,054	15%	4,981	5,691	14%
Net Credit Losses	146	361	374	306	283	256	246	(34)%	881	785	(11)%
Credit Reserve Build / (Release)	328	142	93	32	(8)	(146)	(139)	NM	563	(293)	NM
Provision Unfunded Lending Commitments	—	—	—	1	—	(1)	—	—	—	(1)	—
Provision for Benefits & Claims	—	—	—	—	1	—	—	—	—	1	—
Provision for Credit Losses and for Benefits and Claims	474	503	467	339	276	109	107	(77)%	1,444	492	(66)%
Income from Continuing Operations before Taxes	2,269	1,563	776	757	1,681	1,561	1,392	79%	4,608	4,634	1%
Income Taxes (benefits)	685	394	(70)	(144)	308	396	389	NM	1,009	1,093	8%
Income from Continuing Operations	1,584	1,169	846	901	1,373	1,165	1,003	19%	3,599	3,541	(2)%
Net Income Attributable to Minority Interests	1	1	1	—	1	1	1	—	3	3	—
Net Income	$1,583	$1,168	$845	$901	$1,372	$1,164	$1,002	19%	$3,596	$3,538	(2)%
Average Assets (in billions of dollars)	$252	$261	$268	$292	$299	$311	$326	22%	$260	$312	20%
Return on Assets	2.55%	1.79%	1.25%	1.22%	1.86%	1.50%	1.22%		1.85%	1.52%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	$1,152	$1,147	7%	$3,153	$3,415	8%
Citi-Branded Cards	556	608	641	680	684	693	692	8%	1,805	2,069	15%
Regional Consumer Banking	1,566	1,675	1,717	1,808	1,800	1,845	1,839	7%	$4,958	$5,484	11%
Securities and Banking	2,162	1,373	683	588	1,328	1,008	1,018	49%	4,218	3,354	(20)%
Transaction Services	598	627	632	644	621	662	696	10%	1,857	1,979	7%
Total	$4,326	$3,675	$3,032	$3,040	$3,749	$3,515	$3,553	17%	$11,033	$10,817	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	$375	$330	(12)%	$867	$1,119	29%
Citi-Branded Cards	28	6	70	110	162	199	175	NM	104	536	NM
Regional Consumer Banking	248	279	444	461	576	574	505	14%	$971	$1,655	70%
Securities and Banking	1,056	597	71	114	478	294	180	NM	1,724	952	(45)%
Transaction Services	280	293	331	326	319	297	318	(4)%	904	934	3%
Total	$1,584	$1,169	$846	$901	$1,373	$1,165	$1,003	19%	$3,599	$3,541	(2)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Revenues
Net interest revenue	$5,057	$4,162	$3,732	$3,188	$4,375	$3,971	$3,519	(6)%	12,951	11,865	(8)%
Non-interest revenue	(1,963)	11,163	2,518	1,271	2,175	948	334	(87)%	11,718	3,457	(70)%
Total revenues, net of interest expense	3,094	15,325	6,250	4,459	6,550	4,919	3,853	(38)%	24,669	15,322	(38)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	6,027	6,781	6,234	5,543	5,241	4,998	4,640	(26)%	19,042	14,879	(22)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(800)	(1,567)	NM	4,563	(2,027)	NM
Provision for loan losses	7,664	9,426	6,515	6,285	5,581	4,198	3,073	(53)%	23,605	12,852	(46)%
Provision for Benefits & Claims	290	267	280	257	243	185	189	(33)%	837	617	(26)%
Provision for unfunded lending commitments	28	52	—	26	(26)	(45)	26	—	80	(45)	NM
Total provisions for credit losses and for benefits and claims	7,982	9,745	6,795	6,568	5,798	4,338	3,288	(52)%	24,522	13,424	(45)%

Total operating expenses	4,185	3,609	2,962	3,008	2,574	2,424	2,209	(25)%	10,756	7,207	(33)%

Income (Loss) from Continuing Operations before Income Taxes	(9,073)	1,971	(3,507)	(5,117)	(1,822)	(1,843)	(1,644)	53%	(10,609)	(5,309)	50%
Provision (benefits) for income taxes	(3,588)	789	(1,513)	(2,566)	(946)	(646)	(590)	61%	(4,312)	(2,182)	49%

Income (Loss) from Continuing Operations	(5,485)	1,182	(1,994)	(2,551)	(876)	(1,197)	(1,054)	47%	(6,297)	(3,127)	50%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(11)	(37)	49	28	11	8	80	63%	1	99	NM
Citi Holding’s Net Income (Loss)	$(5,474)	$1,219	$(2,043)	$(2,579)	$(887)	$(1,205)	$(1,134)	44%	$(6,298)	$(3,226)	49%

Balance Sheet Data (in billions):

Total EOP Assets	$599	$582	$556	$487	$503	$465	$421	(24)%

Total EOP Deposits	$85	$84	$87	$89	$86	$82	$82	(6)%

Total GAAP Revenues	$3,094	$15,325	$6,250	$4,459	$6,550	$4,919	$3,853	(38)%	$24,669	$15,322	(38)%
Net Impact of Credit Card Securitization Activity (1)	968	1,482	952	733	—	—	—	NM	3,402	—	NM
Total Managed Revenues	$4,062	$16,807	$7,202	$5,192	$6,550	$4,919	$3,853	(47)%	$28,071	$15,322	(45)%

GAAP Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	$4,998	$4,640	(26)%	$19,042	$14,879	(22)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	—	—	NM	3,472	—	NM
Total Managed Net Credit Losses	$7,084	$8,059	$7,371	$6,661	$5,241	$4,998	$4,640	(37)%	$22,514	$14,879	(34)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	3Q10 vs. 3Q09 Increase/ (Decrease)	Nine Months 2009	Nine Months 2010	YTD 2010 vs. YTD 2009 Increase/ (Decrease)

Net Interest Revenue	$364	$162	$(82)	$(54)	$(65)	$(71)	$(87)	(6)%	$444	$(223)	NM
Non-Interest Revenue	1,243	12,058	607	325	405	212	79	(87)%	13,908	696	(95)%
Total Revenues, Net of Interest Expense	1,607	12,220	525	271	340	141	(8)	NM	14,352	473	(97)%
Total Operating Expenses	1,499	1,044	307	291	265	258	221	(28)%	2,850	744	(74)%
Net Credit Losses	—	—	1	—	11	1	2	100%	1	14	NM
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	(4)	64%	35	(14)	NM
Provision for Benefits & Claims	11	8	8	13	9	9	9	13%	27	27	—
Provision for Unfunded Lending Commitments	—	—	—	(5)	—	(6)	—	—	—	(6)	—
Provision for Loan Losses and for Benefits and Claims	54	11	(2)	9	13	1	7	NM	63	21	(67)%
Income (loss) from Continuing Operations before Taxes	54	11,165	220	(29)	62	(118)	(236)	NM	11,439	(292)	NM
Income Taxes (benefits)	20	4,390	130	(67)	(19)	(30)	(89)	NM	4,540	(138)	NM
Income (loss) from Continuing Operations	34	6,775	90	38	81	(88)	(147)	NM	6,899	(154)	NM
Net Income (loss) Attributable to Minority Interests	(17)	6	16	7	(5)	7	6	(63)%	5	8	60%
Net Income (Loss)	$51	$6,769	$74	$31	$86	$(95)	$(153)	NM	$6,894	$(162)	NM
EOP Assets (in billions of dollars)	$47	$51	$54	$30	$31	$30	$28	(48)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$28	$32	$32	$30	$31	$30	$28	(13)%

EOP Deposits (in billions of dollars)	$59	$56	$60	$60	$59	$57	$57	(5)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$3,704	$3,185	$3,272	$2,834	$4,020	$3,688	$3,383	3%	$10,161	$11,091	9%
Non-Interest Revenue	2,317	296	1,090	1,067	650	518	164	(85)%	3,703	1,332	(64)%
Total Revenues, Net of Interest Expense (1)	6,021	3,481	4,362	3,901	4,670	4,206	3,547	(19)%	13,864	12,423	(10)%
Total Operating Expenses	2,470	2,376	2,442	2,511	2,178	2,046	1,872	(23)%	7,288	6,096	(16)%
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	4,535	3,949	(20)%	14,573	13,422	(8)%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(421)	(953)	NM	4,923	(988)	NM
Provision for Benefits & Claims	279	259	272	244	234	176	180	(34)%	810	590	(27)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	6,358	8,187	5,761	5,732	5,558	4,290	3,176	(45)%	20,306	13,024	(36)%
Income (loss) from Continuing Operations before Taxes	(2,807)	(7,082)	(3,841)	(4,342)	(3,066)	(2,130)	(1,501)	61%	(13,730)	(6,697)	51%
Income Taxes (benefits)	(1,236)	(2,735)	(1,699)	(1,986)	(1,228)	(900)	(674)	60%	(5,670)	(2,802)	51%
Income (loss) from Continuing Operations	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(1,230)	(827)	61%	(8,060)	(3,895)	52%
Net Income (loss) Attributable to Minority Interests	6	5	13	9	—	7	—	(100)%	24	7	(71)%
Net Income (Loss)	$(1,577)	$(4,352)	$(2,155)	$(2,365)	$(1,838)	$(1,237)	$(827)	62%	$(8,084)	$(3,902)	52%
Average Assets (in billions of dollars)	$368	$358	$345	$333	$355	$333	$317	(8)%	$357	$335	(6)%
EOP Assets (in billions of dollars)	$359	$351	$339	$321	$346	$323	$298	(12)%	$351	$323

Net Credit Losses as a % of Average Loans	5.74%	6.74%	6.59%	6.47%	6.30%	6.03%	6.31%

Revenue by Business
International	$2,024	$689	$852	$424	$335	$444	$500	(41)%	$3,565	$1,279	(64)%
Retail Partner Cards	1,527	789	1,441	1,682	2,206	2,113	2,060	43%	3,757	6,379	70%
North America (ex Cards)	2,470	2,003	2,069	1,795	2,129	1,649	987	(52)%	6,542	4,765	(27)%
Total GAAP Revenues	6,021	3,481	4,362	3,901	4,670	4,206	3,547	(19)%	13,864	12,423	(10)%
Net Impact of Credit Cards Securitization Activity (2)	968	1,482	952	733	—	—	—	NM	3,402	—	NM
Total Managed Revenues	$6,989	$4,963	$5,314	$4,634	$4,670	$4,206	$3,547	(33)%	$17,266	$12,423	(28)%

Net Credit Losses by Business
International	$818	$962	$957	$784	$612	$495	$444	(54)%	$2,737	$1,551	(43)%
Retail Partner Cards	901	872	867	845	1,932	1,775	1,505	74%	2,640	5,212	97%
North America (ex Cards)	2,798	3,310	3,088	2,983	2,394	2,265	2,000	(35)%	9,196	6,659	(28)%
Total GAAP NCLs	4,517	5,144	4,912	4,612	4,938	4,535	3,949	(20)%	14,573	13,422	(8)%
Impact of Credit Cards Securitization Activity (2)	1,057	1,278	1,137	1,118	—	—	—	NM	3,472	—	NM
Total Managed Net Credit Losses	$5,574	$6,422	$6,049	$5,730	$4,938	$4,535	$3,949	(35)%	$18,045	$13,422	(26)%

(1)        For Retail Partner Cards, the first quarter of 2009 and the fourth quarter of 2009 include releases of approximately $213 million and $275 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)        Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

International Key Indicators
Branches	799	744	606	540	539	537	537	(11)%
Average Loans (in billions of dollars) (2)	$39.3	$39.7	$38.8	$35.6	$30.0	$26.1	$25.0	(36)%
EOP Loans (2):
Real Estate Lending	$9.2	$9.8	$9.5	$9.2	$7.8	$7.0	$7.0	(26)%
Cards	10.8	11.5	9.6	8.3	7.0	6.2	6.5	(32)%
Commercial Markets	1.1	1.2	1.2	1.1	1.1	0.9	1.0	(17)%
Personal and Other	17.3	17.0	16.2	13.7	11.8	10.5	10.2	(37)%
EOP Loans (in billions of dollars)	$38.4	$39.5	$36.5	$32.3	$27.7	$24.6	$24.7	(32)%
Net Interest Revenue	$830	$689	$791	$521	$465	$390	$396	(50)%
As a % of Average Loans	8.57%	6.96%	8.09%	5.81%	6.29%	5.99%	6.28%
Net Credit Losses	$818	$962	$957	$784	$612	$495	$444	(54)%
As a % of Average Loans	8.44%	9.72%	9.79%	8.74%	8.27%	7.61%	7.05%
Loans 90+ Days Past Due	$1,380	$1,551	$1,465	$1,362	$953	$724	$713	(51)%
As a % of EOP Loans	3.59%	3.93%	4.01%	4.22%	3.44%	2.94%	2.89%
Loans 30-89 Days Past Due	$1,964	$1,845	$1,733	$1,482	$1,059	$939	$978	(44)%
As a % of EOP Loans	5.11%	4.67%	4.75%	4.59%	3.82%	3.82%	3.96%

North America Key Indicators - Retail Partner Cards (1)
EOP Open Accounts (in millions)	107.6	105.7	100.5	99.8	95.1	92.4	90.8	(10)%
Purchase Sales (in billions of dollars)	$23.4	$26.7	$25.8	$26.9	$18.7	$21.4	$20.1	(22)%

Average Managed Loans (in billions of dollars) (2)
Off-Balance Sheet	$36.3	$38.5	$37.3	$36.3	$—	$—	$—	(100)%
Held for Sale	—	—	—	—	—	—	—	—
On Balance Sheet	30.0	25.0	25.0	24.5	57.1	53.1	48.8	95%
Total	$66.3	$63.5	$62.3	$60.8	$57.1	$53.1	$48.8	(22)%
EOP Managed Loans (in billions of dollars) (2)	$64.0	$63.3	$61.1	$60.6	$54.5	$50.2	$46.0	(25)%
Managed Average Yield (3)	16.85%	17.81%	17.80%	17.87%	18.27%	18.31%	18.53%
Managed Net Interest Revenue (4)	$2,277	$2,271	$2,337	$2,234	$2,044	$1,989	$1,878	(20)%
As a % of Avg. Managed Loans	13.93%	14.34%	14.88%	14.58%	14.52%	15.02%	15.27%
Managed Net Credit Losses	$1,958	$2,150	$2,004	$1,963	$1,932	$1,775	$1,505	(25)%
As a % of Avg. Managed Loans	11.98%	13.58%	12.76%	12.81%	13.72%	13.41%	12.24%
Managed Net Credit Margin (5)	$507	$90	$362	$427	$254	$318	$536	48%
As a % of Avg. Managed Loans	3.10%	0.57%	2.31%	2.79%	1.80%	2.40%	4.36%
Managed Loans 90+ Days Past Due	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$1,749	(32)%
As a % of EOP Managed Loans	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%	3.80%
Managed Loans 30-89 Days Past Due	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$1,972	(32)%
As a % of EOP Managed Loans	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%	4.29%

(1)        Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only. The information above reconciles managed disclosures to the most-relevant GAAP disclosures.

(2)        Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)        Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)        Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)        Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

North America Key Indicators (ex Cards) (1)
Branches	2,341	2,332	2,300	2,261	2,250	2,218	1,842	(20)%
Average Loans (in billions of dollars)	$249.8	$241.2	$231.7	$222.9	$230.9	$222.5	$174.6	(25)%
EOP Loans (in billions of dollars)	$245.8	$236.2	$227.4	$218.5	$226.7	$211.5	$167.1	(27)%
Net Interest Revenue	$1,990	$1,685	$1,577	$1,500	1,511	1,309	1,109	(30)%
As a % of Average Loans	3.23%	2.80%	2.70%	2.67%	2.65%	2.36%	2.52%
Net Credit Losses	$2,798	$3,310	$3,088	$2,983	$2,394	$2,265	$2,000	(35)%
As a % of Average Loans	4.54%	5.50%	5.29%	5.31%	4.20%	4.08%	4.54%
Loans 90+ Days Past Due (2) (3)	$11,307	$11,728	$14,071	$14,414	$13,470	$11,643	$9,362	(33)%
As a % of EOP Loans	4.74%	5.16%	6.42%	6.89%	6.27%	5.84%	6.03%
Loans 30-89 Days Past Due (2) (3)	$9,340	$9,777	$10,204	$9,949	$8,803	$8,112	$7,458	(27)%
As a % of EOP Loans	3.91%	4.30%	4.66%	4.76%	4.10%	4.07%	4.81%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$172.6	$166.2	$158.9	$152.7	$149.3	$144.0	$135.9	(14)%
EOP Loans (in billions of dollars)	$169.7	$162.2	$155.7	$149.5	$146.6	$138.5	$131.5	(16)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$435.0	$404.4	$385.0	$364.6	$341.4	$327.6	$307.7	(20)%
Net Servicing & Gain/(Loss) on Sale	$(12.4)	$(183.9)	$(122.4)	$(150.2)	$69.6	$180.7	$80.8	NM
Net Interest Revenue on Loans	$753	$556	$500	$487	$547	$428	$408	(18)%
As a % of Avg. Loans	1.77%	1.34%	1.25%	1.27%	1.49%	1.19%	1.19%
Net Credit Losses	$1,937	$2,436	$2,225	$2,062	$1,670	$1,521	$1,359	(39)%
As a % of Avg. Loans	4.55%	5.88%	5.56%	5.36%	4.54%	4.24%	3.97%
Loans 90+ Days Past Due (2) (3)	$9,437	$9,835	$12,035	$12,358	$10,893	$9,257	$8,181	(32)%
As a % of EOP Loans	5.80%	6.41%	8.16%	8.82%	8.09%	7.32%	6.84%
Loans 30-89 Days Past Due (2) (3)	$7,239	$7,561	$7,816	$7,453	$6,272	$5,725	$5,713	(27)%
As a % of EOP Loans	4.45%	4.93%	5.30%	5.32%	4.66%	4.53%	4.78%

(1)        The third quarter of 2010 reflects the sale of The Student Loan Corporation to Sallie Mae and Discover.  This sale is reported as discontinued operations for the third quarter of 2010 only.  Prior periods were not reclassified due to the immateriality of the impact in those periods.

(2)        The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $3.6 billion ($7.1 billion) and $4.3 billion ($8.7 billion), $4.9 billion ($8.3 billion), $5.4 billion ($9.0 billion), $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion) and $5.0 billion ($9.5 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $0.6 billion ($7.1 billion) and $0.7 billion ($8.7 billion), $0.8 billion ($8.3 billion) $1.0 billion ($9.0 billion), $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion) and $1.7 billion ($9.5 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

(3)        The March 31, 2010, June 30, 2010 and September 30, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion and $2.4 billion, respectively, of Loans that are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

KEY INDICATORS:

Personal Loans
Average Loans (in billions of dollars)	$19.0	$18.3	$17.8	$16.9	$16.1	$15.1	$14.4	(19)%
EOP Loans (in billions of dollars)	$18.4	$18.0	$17.4	$16.5	$15.6	$14.7	$14.3	(18)%
Net Interest Revenue on Loans	$733	$689	$685	$649	$625	$584	$566	(17)%
As a % of Avg. Loans	15.65%	15.10%	15.27%	15.24%	15.74%	15.51%	15.59%
Net Credit Losses	$536	$567	$510	$514	$412	$453	$385	(25)%
As a % of Avg. Loans	11.44%	12.43%	11.37%	12.07%	10.38%	12.03%	10.61%
Loans 90+ Days Past Due	$668	$605	$628	$554	$565	$480	$537	(14)%
As a % of EOP Loans	3.63%	3.36%	3.61%	3.36%	3.62%	3.27%	3.76%
Loans 30-89 Days Past Due	$453	$468	$476	$437	$364	$389	$461	(3)%
As a % of EOP Loans	2.46%	2.60%	2.74%	2.65%	2.33%	2.65%	3.22%

Commercial Real Estate
Average Loans (in billions of dollars)	$11.4	$11.2	$11.0	$10.7	$10.5	$10.1	$7.7	(30)%
EOP Loans (in billions of dollars)	$11.3	$11.1	$10.8	$10.6	$10.3	$9.9	$5.4	(50)%
Net Interest Revenue on Loans	$44	$30	$33	$34	$33	$33	$19	(42)%
As a % of Avg. Loans	1.57%	1.07%	1.19%	1.26%	1.27%	1.31%	0.98%
Net Credit Losses	$6	$39	$67	$94	$64	$93	$61	(9)%
As a % of Avg. Loans	0.21%	1.40%	2.42%	3.49%	2.47%	3.69%	3.14%
Loans 90+ Days Past Due (1)	$117	$174	$257	$355	$306	$258	$77	(70)%
As a % of EOP Loans	1.04%	1.57%	2.38%	3.35%	2.97%	2.61%	1.43%
Loans 30-89 Days Past Due (1)	$142	$153	$194	$146	$136	$155	$112	(42)%
As a % of EOP Loans	1.26%	1.38%	1.80%	1.38%	1.32%	1.57%	2.07%

Student Loans, Auto and Other (2)
Average Loans (in billions of dollars)	$46.8	$45.5	$44.0	$42.6	$55.0	$53.3	$16.6	(62)%
EOP Loans (in billions of dollars)	$46.4	$44.9	$43.5	$41.9	$54.2	$48.4	$15.9	(63)%
Net Interest Revenue on Loans	$460	$410	$359	$330	$306	$264	$116	(68)%
As a % of Avg. Loans	3.99%	3.61%	3.24%	3.07%	2.26%	1.99%	2.77%
Net Credit Losses	$319	$268	$286	$313	$248	$198	$195	(32)%
As a % of Avg. Loans	2.76%	2.36%	2.58%	2.92%	1.83%	1.49%	4.66%
Loans 90+ Days Past Due (3)	$1,085	$1,114	$1,151	$1,147	$1,706	$1,648	$567	(51)%
As a % of EOP Loans	2.34%	2.48%	2.65%	2.74%	3.15%	3.40%	3.57%
Loans 30-89 Days Past Due (3)	$1,506	$1,595	$1,718	$1,913	$2,031	$1,843	$1,172	(32)%
As a % of EOP Loans	3.25%	3.55%	3.95%	4.57%	3.75%	3.81%	7.37%

(1)          The third quarter of 2010 excludes approximately $153 million (90+ Days Past Due) and $16 million (30-89 Days Past Due) related to loan sales or transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

(2)          The third quarter of 2010 reflects the sale of The Student Loan Corporation to Sallie Mae and Discover. This sale is reported as discontinued operations for the third quarter of 2010 only. Prior periods were not reclassified due to the immateriality of the impact in those periods.

(3)          The second quarter of 2010 excludes an estimated $27 million (90+ Days Past Due) and $145 million (30-89 Days Past Due) related to the transfer from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet related to the announced sale of a portfolio, which closed in the third quarter of 2010.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Net Interest Revenue	$989	$815	$542	$408	$420	$354	$223	(59)%	$2,346	$997	(58)%
Non-Interest Revenue	(5,523)	(1,191)	821	(121)	1,120	218	91	(89)%	(5,893)	1,429	NM
Total Revenues, Net of Interest Expense	(4,534)	(376)	1,363	287	1,540	572	314	(77)%	(3,547)	2,426	NM
Total Operating Expenses	216	189	213	206	131	120	116	(46)%	618	367	(41)%
Net Credit Losses	1,510	1,637	1,321	931	292	462	689	(48)%	4,468	1,443	(68)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	(610)	NM	(395)	(1,025)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	28	52	—	31	(26)	(39)	26	—	80	(39)	NM
Provision for Loan Losses and for Benefits and Claims	1,570	1,547	1,036	827	227	47	105	(90)%	4,153	379	(91)%
Income (loss) from Continuing Operations before Taxes	(6,320)	(2,112)	114	(746)	1,182	405	93	(18)%	(8,318)	1,680	NM
Income Taxes (benefits)	(2,372)	(866)	56	(513)	301	284	173	NM	(3,182)	758	NM
Income (loss) from Continuing Operations	(3,948)	(1,246)	58	(233)	881	121	(80)	NM	(5,136)	922	NM
Net Income (loss) Attributable to Minority Interests	—	(48)	20	12	16	(6)	74	NM	(28)	84	NM
Net Income (Loss)	$(3,948)	$(1,198)	$38	$(245)	$865	$127	$(154)	NM	$(5,108)	$838	NM

EOP Assets (in billions of dollars)	$193	$180	$163	$136	$126	$112	$95	(42)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2009	2010	2010 (5)	2009	2010	2010 (5)	2009		2010		2010 (5)
Assets:

Deposits with Banks	$190,269	$168,330	$160,541	$313	$291	$318	0.65%		0.69%		0.79%
Fed Funds Sold and Resale Agreements (6)	211,546	269,338	246,944	728	781	807	1.37%		1.16%		1.30%
Trading Account Assets (7) (8)	267,916	280,103	273,302	2,654	2,011	2,026	3.93%		2.88%		2.94%
Investments (1)	263,224	311,403	327,568	3,283	2,986	2,611	4.95%		3.85%		3.16%
Total Loans (net of Unearned Income) (9)	638,681	709,500	649,534	11,601	14,227	13,332	7.21%		8.04%		8.14%
Other Interest-Earning Assets	43,869	51,519	56,542	99	122	277	0.90%		0.95%		1.94%
Total Average Interest-Earning Assets	$1,615,505	$1,790,193	$1,714,431	$18,678	$20,418	$19,371	4.59%		4.57%		4.48%

Liabilities:

Deposits	$695,397	$709,803	$727,955	$2,298	$2,036	$2,130	1.31%		1.15%		1.16%
Fed Funds Purchased and Repurchase Agreements (6)	203,943	238,369	205,415	772	797	671	1.50%		1.34%		1.30%
Trading Account Liabilities (7)	60,635	83,237	75,465	43	106	108	0.28%		0.51%		0.57%
Short-Term Borrowings	139,459	155,890	144,918	350	215	213	1.00%		0.55%		0.58%
Long-Term Debt (10)	346,057	414,893	363,933	3,217	3,225	3,003	3.69%		3.12%		3.27%
Total Average Interest-Bearing Liabilities	$1,445,491	$1,602,192	$1,517,686	$6,680	$6,379	$6,125	1.83%		1.60%		1.60%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,998	$14,039	$13,246	2.95%		3.15%		3.07%

3Q10 Increase (Decrease) From							12	bps	(8	)bps

(1)              Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $387 million for the third quarter of 2009, $149 million for the second quarter of 2010 and $149 million for the third quarter of 2010.

(2)              Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)              Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)              Average Rate % is calculated as annualized interest over average volumes.

(5)              Preliminary.

(6)              Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)              Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)              Excludes hybrid financial instruments with changes recorded in Principal Transactions.

(9)              Nonperforming loans are included in the average loan balances.

(10)       Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions. In addition, the funding provided provided by Treasury to The Student Loan Corporation operations is excluded from this line.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

								Sept 30, 2010
								vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	December 31, 2009
	2009	2009	2009	2009	2010	2010	2010	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$134.5	$143.0	$147.8	$146.7	$146.4	$144.7	$143.7	(2)%
EMEA	8.5	9.3	9.8	10.1	9.4	8.7	9.4	(7)%
Latin America	35.3	36.7	36.5	41.4	40.6	40.9	41.7	1%
Asia	84.2	89.2	94.2	94.5	98.4	97.1	105.4	12%
Total	$262.5	$278.2	$288.3	$292.7	$294.8	$291.4	$300.2	3%

ICG
Securities and Banking	$124.7	$117.9	$120.5	$117.6	$120.5	$112.4	$115.5	(2)%
Transaction Services	276.4	309.5	321.9	324.1	314.5	314.9	341.4	5%
Total	$401.1	$427.4	$442.4	$441.7	$435.0	$427.3	$456.9	3%

Total Citicorp	$663.6	$705.6	$730.7	$734.4	$729.8	$718.7	$757.1	3%

Citi Holdings Deposits

Brokerage and Asset Management	$58.6	$56.3	$59.7	$59.9	$58.9	$57.1	$56.9	(5)%
Local Consumer Lending	26.2	27.6	27.3	28.6	26.6	25.1	25.4	(11)%

Total Citi Holdings	$84.8	$83.9	$87.0	$88.5	$85.5	$82.2	$82.3	(7)%

Corporate/Other Deposits	$14.3	$15.2	$14.9	$13.0	$12.6	$13.1	$10.7	(18)%

Total Citigroup Deposits	$762.7	$804.7	$832.6	$835.9	$827.9	$814.0	$850.1	2%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 90+ Days Past Due (1) (2)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2010

Citicorp (3)
Total	$3,943	$4,289	$3,899	$4,023	$3,937	$3,733	$3,377	$224.8
Ratio	1.86%	1.97%	1.74%	1.79%	1.78%	1.71%	1.51%

Retail Bank (3)
Total	$697	$767	$695	$725	$782	$804	$787	$113.7
Ratio	0.69%	0.74%	0.64%	0.68%	0.71%	0.74%	0.70%
North America (3)	$99	$97	$92	$106	$142	$245	$221	$29.4
Ratio	0.29%	0.29%	0.27%	0.33%	0.45%	0.81%	0.77%
EMEA	$58	$70	$62	$60	$52	$50	$40	$4.7
Ratio	1.05%	1.23%	1.09%	1.15%	1.06%	1.16%	0.85%
Latin America	$277	$316	$279	$323	$352	$308	$310	$20.8
Ratio	1.80%	1.92%	1.58%	1.77%	1.81%	1.57%	1.49%
Asia	$263	$284	$262	$236	$236	$201	$216	$58.8
Ratio	0.57%	0.60%	0.52%	0.46%	0.43%	0.37%	0.37%

Citi-Branded Cards
Total	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$2,590	$111.1
Ratio	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%	2.33%
North America	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$1,807	$76.6
Ratio	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%	2.36%
EMEA	$58	$99	$90	$85	$77	$72	$69	$2.9
Ratio	2.32%	3.54%	3.00%	2.83%	2.66%	2.77%	2.38%
Latin America	$562	$707	$609	$565	$510	$481	$472	$12.6
Ratio	4.97%	5.84%	5.03%	4.56%	4.21%	4.01%	3.75%
Asia	$319	$350	$315	$277	$264	$246	$242	$19.0
Ratio	2.07%	2.12%	1.85%	1.55%	1.51%	1.40%	1.27%

Citi Holdings - Local Consumer Lending (3) (4)	$15,478	$15,869	$18,123	$18,457	$16,808	$14,371	$11,824	$237.8
Ratio	4.54%	4.80%	5.72%	6.11%	5.66%	5.24%	5.23%

International	$1,380	$1,551	$1,465	$1,362	$953	$724	$713	$24.7
Ratio	3.59%	3.93%	4.01%	4.22%	3.44%	2.94%	2.89%
North America Retail Partner Cards	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$1,749	$46.0
Ratio	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%	3.80%
North America (excluding Cards) (3) (4)	$11,307	$11,728	$14,071	$14,414	$13,470	$11,643	$9,362	$167.1
Ratio	4.74%	5.16%	6.42%	6.89%	6.27%	5.84%	6.03%

Total Citigroup (excluding Special Asset Pool) (3) (4)	$19,421	$20,158	$22,022	$22,480	$20,745	$18,104	$15,201	$462.6
Ratio	3.51%	3.68%	4.07%	4.27%	4.01%	3.67%	3.38%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(3)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(4)

The March 31, 2010, June 30, 2010 and September 30, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion and $2.4 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS
BUSINESS VIEW
(In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 30-89 Days Past Due (1) (2)							EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2010

Citicorp (3) (5)
Total	$4,651	$4,328	$4,352	$4,245	$4,294	$3,858	$3,728	$224.8
Ratio	2.19%	1.99%	1.94%	1.89%	1.94%	1.77%	1.66%

Retail Bank (3)
Total	$1,107	$1,084	$1,013	$1,014	$1,200	$1,131	$1,185	$113.7
Ratio	1.09%	1.05%	0.94%	0.95%	1.08%	1.04%	1.05%
North America (3)	$92	$87	$82	$81	$236	$241	$243	$29.4
Ratio	0.27%	0.26%	0.24%	0.25%	0.75%	0.80%	0.85%
EMEA	$213	$235	$230	$203	$182	$145	$142	$4.7
Ratio	3.87%	4.12%	4.04%	3.90%	3.71%	3.37%	3.02%
Latin America	$305	$337	$315	$316	$346	$305	$377	$20.8
Ratio	1.98%	2.04%	1.78%	1.74%	1.78%	1.56%	1.81%
Asia	$497	$425	$386	$414	$436	$440	$423	$58.8
Ratio	1.08%	0.90%	0.77%	0.81%	0.80%	0.80%	0.72%

Citi-Branded Cards
Total	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$2,543	$111.1
Ratio	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%	2.29%
North America	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$1,687	$76.6
Ratio	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%	2.20%
EMEA	$131	$146	$155	$140	$113	$90	$86	$2.9
Ratio	5.24%	5.21%	5.17%	4.67%	3.90%	3.46%	2.97%
Latin America	$689	$693	$604	$556	$475	$485	$442	$12.6
Ratio	6.10%	5.73%	4.99%	4.48%	3.93%	4.04%	3.51%
Asia	$387	$381	$367	$353	$361	$324	$328	$19.0
Ratio	2.51%	2.31%	2.16%	1.97%	2.06%	1.84%	1.73%

Citi Holdings - Local Consumer Lending (3) (4)	$14,130	$14,371	$14,848	$14,105	$12,236	$11,201	$10,408	$237.8
Ratio	4.14%	4.35%	4.69%	4.67%	4.12%	4.08%	4.61%

International	$1,964	$1,845	$1,733	$1,482	$1,059	$939	$978	$24.7
Ratio	5.11%	4.67%	4.75%	4.59%	3.82%	3.82%	3.96%
North America Retail Partner Cards	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$1,972	$46.0
Ratio	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%	4.29%
North America (excluding Cards) (3) (4)	$9,340	$9,777	$10,204	$9,949	$8,803	$8,112	$7,458	$167.1
Ratio	3.91%	4.30%	4.66%	4.76%	4.10%	4.07%	4.81%

Total Citigroup (excluding Special Asset Pool) (3)(4)	$18,781	$18,699	$19,200	$18,350	$16,530	$15,059	$14,136	$462.6
Ratio	3.40%	3.41%	3.55%	3.49%	3.19%	3.06%	3.14%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010. See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

(2)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(3)

The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. by U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(4)

The March 31, 2010, June 30, 2010 and September 30, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion and $2.4 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$29,616	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197		$29,616	$36,033

Gross Credit (Losses)	(7,660)	(8,773)	(8,449)	(7,902)	(9,202)	(9,006)	(8,499)	(1)%	(24,882)	(26,707)	(7)%
Gross Recoveries	378	418	480	767	818	1,044	840	75%	1,276	2,702	NM
Net Credit (Losses) / Recoveries (NCL’s)	(7,282)	(8,355)	(7,969)	(7,135)	(8,384)	(7,962)	(7,659)	4%	(23,606)	(24,005)	(2)%
NCL’s	7,282	8,355	7,969	7,135	8,384	7,962	7,659	(4)%	23,606	24,005	2%
Net Reserve Builds / (Releases)	2,262	2,921	113	445	(882)	(1,752)	(1,470)	NM	5,296	(4,104)	NM
Net Specific Reserve Builds / (Releases)	371	957	689	261	864	313	(523)	NM	2,017	654	(68)%
Provision for Loan Losses	9,915	12,233	8,771	7,841	8,366	6,523	5,666	(35)%	30,919	20,555	(34)%
Other (3) (4) (5) (6) (7) (8)	(546)	359	(326)	(1,089)	12,731	(1,110)	(530)		(513)	11,091
Allowance for Loan Losses at End of Period (1) (2) (a)	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674		$36,416	$43,674

Allowance for Unfunded Lending Commitments (9) (a)	$947	$1,082	$1,074	$1,157	$1,122	$1,054	$1,102		$1,074	$1,102

Provision for Unfunded Lending Commitments	$60	$135	$—	$49	$(35)	$(71)	$26		$195	$(80)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,650	$37,022	$37,490	$37,190	$49,868	$47,251	$44,776		$37,490	$44,776

Total Allowance for Loan Losses as a Percentage of Total Loans (9)	4.82%	5.60%	5.85%	6.09%	6.80%	6.72%	6.73%

Allowance for Loan Losses at End of Period (1):
Citicorp	$9,088	$10,676	$10,956	$10,731	$18,503	$17,524	$17,371
Citi Holdings	22,615	25,264	25,460	25,302	30,243	28,673	26,303
Total Citigroup	$31,703	$35,940	$36,416	$36,033	$48,746	$46,197	$43,674

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the Allowance for Loan Losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million, $4,819 million, $6,926 million, $7,320 million, and $7,090 million as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The fourth quarter of 2009 includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(6)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)	March 31, 2010, June 30, 2010 and September 30, 2010 excludes $5.4 billion, $4.9 billion and $5.2 billion, respectively, of Loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$22,204	$24,036	$27,969	$28,420	$28,397	$41,422	$39,578		$22,204	$28,397

Net Credit (Losses) / Recoveries (NCL’s)	(5,711)	(6,607)	(6,428)	(6,060)	(8,020)	(7,490)	(6,737)	(5)%	(18,746)	(22,247)	(19)%
NCL’s	5,711	6,607	6,428	6,060	8,020	7,490	6,737	5%	18,746	22,247	19%
Net Reserve Builds / (Releases)	1,739	2,401	128	722	(507)	(1,302)	(1,170)	NM	4,268	(2,979)	NM
Net Specific Reserve Builds / (Releases)	560	1,002	765	295	731	484	(222)	NM	2,327	993	(57)%
Provision for Loan Losses	8,010	10,010	7,321	7,077	8,244	6,672	5,345	(27)%	25,341	20,261	(20)%
Other (3) (4) (5) (6) (7)	(467)	530	(442)	(1,040)	12,801	(1,026)	(579)		(379)	11,196	NM

Allowance for Loan Losses at End of Period (1) (2) (a)	$24,036	$27,969	$28,420	$28,397	$41,422	$39,578	$37,607		$28,420	$37,607

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$—	$—	$—	$6	$6	$—	$—		$—	$—

Provision for Unfunded Lending Commitments	$—	$—	$—	$(6)	$—	$(9)	$—		$—	$(9)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,036	$27,969	$28,420	$28,403	$41,428	$39,578	$37,607		$28,420	$37,607

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	5.29%	6.25%	6.44%	6.70%	7.84%	7.87%	8.16%

Total Citigroup Corporate Loans

Allowance for Loan Losses at Beginning of Period	$7,412	$7,667	$7,971	$7,996	$7,636	$7,324	$6,619		$7,412	$7,636

Net Credit (Losses) / Recoveries (NCL’s)	(1,571)	(1,748)	(1,541)	(1,075)	(364)	(472)	(922)	40%	(4,860)	(1,758)	64%
NCL’s	1,571	1,748	1,541	1,075	364	472	922	(40)%	4,860	1,758	(64)%
Net Reserve Builds / (Releases)	523	520	(15)	(277)	(375)	(450)	(300)	NM	1,028	(1,125)	NM
Net Specific Reserve Builds / (Releases)	(189)	(45)	(76)	(34)	133	(171)	(301)	NM	(310)	(339)	(9)%
Provision for Loan Losses	1,905	2,223	1,450	764	122	(149)	321	(78)%	5,578	294	(95)%
Other (3) (5)	(79)	(171)	116	(49)	(70)	(84)	49		(134)	(105)

Allowance for Loan Losses at End of Period (1) (b)	$7,667	$7,971	$7,996	$7,636	$7,324	$6,619	$6,067		$7,996	$6,067

Corporate Allowance for Unfunded Lending Commitments (6) (b)	$947	$1,082	$1,074	$1,151	$1,116	$1,054	$1,102		$1,074	$1,102

Provision for Unfunded Lending Commitments	$60	$135	$—	$55	$(35)	$(62)	$26		$195	$(71)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,614	$9,053	$9,070	$8,787	$8,440	$7,673	$7,169		$9,070	$7,169

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	3.77%	4.11%	4.42%	4.56%	3.90%	3.59%	3.22%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the Allowance for Loan Losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million, $4,819 million, $6,926 million, $7,320 million, and $7,090 million as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The fourth quarter of 2009 includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(6)

The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(7)

The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)	March 31, 2010, June 30, 2010 and September 30, 2010 excludes $2.9 billion, $2.6 billion and $2.4 billion, respectively, of Loans which are carried at fair value.

(10)	March 31, 2010, June 30, 2010 and September 30, 2010 excludes $2.5 billion, $2.3 billion and $2.8 billion, respectively, of Loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)

Citicorp
Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	$2,965	$3,020	74%	$4,560	$9,127	100%
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	—	—	(100)%	5,204	—	(100)%
Managed NCLs	2,742	3,412	3,610	3,322	3,142	2,965	3,020	(16)%	9,764	9,127	(7)%
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	(639)	(427)	NM	2,751	(1,426)	NM

Consumer Banking
Net Credit Losses	$1,174	$1,406	$1,442	$1,388	$3,040	$2,922	$2,731	89%	$4,022	$8,693	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	(408)	(403)	NM	1,661	(991)	NM
North America Consumer Banking
Net Credit Losses	257	307	279	308	2,157	2,126	1,971	NM	843	6,254	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(9)	40	(26)%	456	35	(92)%
Retail Banking
Net Credit Losses	56	88	78	88	73	79	90	15%	222	242	9%
Credit Reserve Build / (Release)	31	39	53	38	4	(9)	40	(25)%	123	35	(72)%
Citi-Branded Cards
Net Credit Losses	201	219	201	220	2,084	2,047	1,881	NM	621	6,012	NM
Credit Reserve Build / (Release)	222	110	1	33	—	—	—	(100)%	333	—	(100)%
EMEA Consumer Banking
Net Credit Losses	89	121	139	138	97	85	65	(53)%	349	247	(29)%
Credit Reserve Build / (Release)	72	158	67	10	(10)	(46)	(51)	NM	297	(107)	NM
Retail Banking
Net Credit Losses	60	74	84	84	47	46	34	(60)%	218	127	(42)%
Credit Reserve Build / (Release)	37	86	38	(25)	(6)	(21)	(21)	NM	161	(48)	NM
Citi-Branded Cards
Net Credit Losses	29	47	55	54	50	39	31	(44)%	131	120	(8)%
Credit Reserve Build / (Release)	35	72	29	35	(4)	(25)	(30)	NM	136	(59)	NM
Latin America Consumer Banking
Net Credit Losses	541	610	657	625	509	457	450	(32)%	1,808	1,416	(22)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	(241)	(300)	NM	463	(677)	NM
Retail Banking
Net Credit Losses	112	138	114	149	91	96	128	12%	364	315	(13)%
Credit Reserve Build / (Release)	8	34	60	(34)	(5)	(29)	(55)	NM	102	(89)	NM
Citi-Branded Cards
Net Credit Losses	429	472	543	476	418	361	322	(41)%	1,444	1,101	(24)%
Credit Reserve Build / (Release)	158	122	81	33	(131)	(212)	(245)	NM	361	(588)	NM
Asia Consumer Banking
Net Credit Losses	287	368	367	317	277	254	245	(33)%	1,022	776	(24)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	(112)	(92)	NM	445	(242)	NM
Retail Banking
Net Credit Losses	110	128	119	88	78	83	81	(32)%	357	242	(32)%
Credit Reserve Build / (Release)	103	52	(7)	42	(17)	(34)	(27)	NM	148	(78)	NM
Citi-Branded Cards
Net Credit Losses	177	240	248	229	199	171	164	(34)%	665	534	(20)%
Credit Reserve Build / (Release)	92	104	101	36	(21)	(78)	(65)	NM	297	(164)	NM

Institutional Clients Group (ICG)
Net Credit Losses	77	169	292	207	102	43	289	(1)%	538	434	(19)%
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	(231)	(24)	NM	1,090	(435)	NM
Securities and Banking
Net Credit Losses	74	172	294	202	101	42	288	(2)%	540	431	(20)%
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	(196)	(8)	NM	1,089	(366)	NM
Transaction Services
Net Credit Losses	3	(3)	(2)	5	1	1	1	NM	(2)	3	NM
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	(35)	(16)	NM	1	(69)	NM

Total Citicorp Provision for Loan Losses	$2,249	$2,806	$2,256	$1,559	$2,782	$2,326	$2,593	15%	$7,311	$7,701	5%

Total Citicorp Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$3,740	$4,643	$4,132	$3,286	$2,782	$2,326	$2,593	(37)%	$12,515	$7,701	(38)%

(1)               Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2
CITI HOLDINGS / TOTAL CITIGROUP
(In millions of dollars)

								3Q10 vs.	Nine	Nine	YTD 2010 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/	Months	Months	YTD 2009 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)	2009	2010	(Decrease)
Citi Holdings
Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	$4,998	$4,640	(26)%	$19,042	$14,879	(22)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	—	—	(100)%	3,472	—	(100)%
Managed NCLs	7,084	8,059	7,371	6,661	5,241	4,998	4,640	(37)%	22,514	14,879	(34)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(800)	(1,567)	NM	4,563	(2,027)	NM

Brokerage and Asset Management
Net Credit Losses	—	—	1	—	11	1	2	100%	1	14	NM
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	(3)	(4)	64%	35	(14)	NM
Local Consumer Lending
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	4,535	3,949	(20)%	14,573	13,422	(8)%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(421)	(953)	NM	4,923	(988)	NM
Special Asset Pool
Net Credit Losses	1,510	1,637	1,321	931	292	462	689	(48)%	4,468	1,443	(68)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	(376)	(610)	NM	(395)	(1,025)	NM

Total Citi Holdings Provision for Loan Losses	$7,664	$9,426	$6,515	$6,285	$5,581	$4,198	$3,073	(53)%	$23,605	$12,852	(46)%

Total Citi Holdings Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$8,721	$10,704	$7,652	$7,403	$5,581	$4,198	$3,073	(60)%	$27,077	$12,852	(53)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,249	$2,806	$2,256	$1,559	$2,782	$2,326	$2,593	15%	$7,311	$7,701	5%

Corporate / Other	2	1	—	(3)	3	(1)	—	—	3	2	(33)%
Total Citigroup Provision for Loan Losses	$9,915	$12,233	$8,771	$7,841	$8,366	$6,523	$5,666	(35)%	$30,919	$20,555	(34)%

Total Citigroup Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$12,463	$15,348	$11,784	$10,686	$8,366	$6,523	$5,666	(52)%	$39,595	$20,555	(48)%

(1)               Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. Historical disclosures reflect the impact from credit card securitizations only.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1
TOTAL CITIGROUP
(In millions of dollars)

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$3,789	$3,499	$5,263	$5,621	$5,660	$4,411	$3,299	(37)%
EMEA	6,479	7,690	7,969	6,308	5,834	5,508	5,473	(31)%
Latin America	300	230	416	569	608	570	658	58%
Asia	635	1,056	1,061	981	830	547	517	(51)%
Total	$11,203	$12,475	$14,709	$13,479	$12,932	$11,036	$9,947	(32)%

Consumer Non-Accrual Loans By Region (2)
North America	$11,687	$12,154	$14,609	$15,111	$12,966	$11,289	$9,978	(32)%
EMEA	1,128	1,356	1,314	1,159	790	690	758	(42)%
Latin America	1,338	1,520	1,342	1,340	1,246	1,218	1,150	(14)%
Asia	755	741	710	651	634	579	586	(17)%
Total	$14,908	$15,771	$17,975	$18,261	$15,636	$13,776	$12,472	(31)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$830	$842	NM
Regional Consumer Banking	35	33	26	36	35	36	37	42%
Brokerage and Asset Management	1	1	1	—	—	—	—	(100)%
Local Consumer Lending	853	662	579	528	588	621	674	16%
Special Asset Pool	—	1	5	87	44	179	181	NM
Corporate/Other	41	14	15	11	8	7	7	(53)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,202	$969	$884	$1,500	$1,521	$1,673	$1,741	97%

OREO By Region:
North America	$1,115	$789	$682	$1,294	$1,291	$1,422	$1,470	NM
EMEA	65	97	105	121	134	146	164	56%
Latin America	20	29	40	45	51	49	53	33%
Asia	2	54	57	40	45	56	54	(5)%
Total	$1,202	$969	$884	$1,500	$1,521	$1,673	$1,741	97%

Other Repossessed Assets (4)	$78	$72	$76	$73	$64	$55	$38	(50)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$11,203	$12,475	$14,709	$13,479	$12,932	$11,036	$9,947	(32)%
Consumer Non-Accrual Basis Loans	14,908	15,771	17,975	18,261	15,636	13,776	12,472	(31)%
Non-Accrual Loans (NAL)	26,111	28,246	32,684	31,740	28,568	24,812	22,419	(31)%
OREO	1,202	969	884	1,500	1,521	1,673	1,741	97%
Other Repossessed Assets	78	72	76	73	64	55	38	(50)%
Non-Accrual Assets (NAA)	$27,391	$29,287	$33,644	$33,313	$30,153	$26,540	$24,198	(28)%

NAL as a % of Total Loans	3.97%	4.40%	5.25%	5.37%	3.96%	3.58%	3.43%
NAA as a % of Total Assets	1.50%	1.58%	1.78%	1.79%	1.51%	1.37%	1.22%

Allowance for Loan Losses as a % of NAL	121%	127%	111%	114%	171%	186%	195%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)   Excludes SOP 3-03 purchased distressed loans.

(3)   Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)   Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)   There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$794	$822	$1,265	$1,442	$1,258	$1,046	$1,115	(12)%
EMEA	548	1,752	1,472	1,137	1,084	861	1,125	(24)%
Latin America	89	80	150	285	342	302	372	NM
Asia	504	505	413	374	291	364	349	(15)%
Total	$1,935	$3,159	$3,300	$3,238	$2,975	$2,573	$2,961	(10)%

Consumer Non-Accrual Loans By Region (2)
North America	$154	$177	$262	$207	$242	$273	$355	35%
EMEA	174	170	251	228	215	148	150	(40)%
Latin America	1,331	1,512	1,310	1,300	1,205	1,178	1,108	(15)%
Asia	357	377	384	380	387	338	354	(8)%
Total	$2,016	$2,236	$2,207	$2,115	$2,049	$1,937	$1,967	(11)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	$830	$842	NM
Regional Consumer Banking	35	33	26	36	35	36	37	42%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$307	$291	$284	$874	$881	$866	$879	NM

OREO By Region:
North America	$286	$193	$173	$786	$783	$803	$821	NM
EMEA	—	16	15	13	12	11	11	(27)%
Latin America	19	28	39	35	41	39	42	8%
Asia	2	54	57	40	45	13	5	(91)%
Total	$307	$291	$284	$874	$881	$866	$879	NM

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,935	$3,159	$3,300	$3,238	$2,975	$2,573	$2,961	(10)%
Consumer Non-Accrual Basis Loans	2,016	2,236	2,207	2,115	2,049	1,937	1,967	(11)%
Non-Accrual Loans (NAL)	3,951	5,395	5,507	5,353	5,024	4,510	4,928	(11)%
OREO	307	291	284	874	881	866	879	NM
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,258	$5,686	$5,791	$6,227	$5,905	$5,376	$5,807	—

NAA as a % of Total Assets	0.42%	0.54%	0.54%	0.55%	0.48%	0.44%	0.45%

Allowance for Loan Losses as a % of NAL	230%	198%	199%	200%	368%	389%	367%

N/A    Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 40) for Total Citigroup balances.

(1)       Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)       Excludes SOP 3-03 purchased distressed loans.

(3)       Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)       Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)       There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

								3Q10 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q09 Increase/
	2009	2009	2009	2009	2010	2010	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$2,995	$2,677	$3,998	$4,179	$4,402	$3,365	$2,184	(45)%
EMEA	5,931	5,938	6,497	5,171	4,750	4,647	4,348	(33)%
Latin America	211	150	266	284	266	268	286	8%
Asia	131	551	648	607	539	183	168	(74)%
Total	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	$6,986	(39)%

Consumer Non-Accrual Loans By Region (2)
North America	$11,533	$11,977	$14,347	$14,904	$12,724	$11,016	$9,623	(33)%
EMEA	954	1,186	1,063	931	575	542	608	(43)%
Latin America	7	8	32	40	41	40	42	31%
Asia	398	364	326	271	247	241	232	(29)%
Total	$12,892	$13,535	$15,768	$16,146	$13,587	$11,839	$10,505	(33)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$—	$—	$—	$—	(100)%
Local Consumer Lending	853	662	579	528	588	621	674	16%
Special Asset Pool	—	1	5	87	44	179	181	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$854	$664	$585	$615	$632	$800	$855	46%

OREO By Region:
North America	$788	$582	$494	$497	$500	$612	$642	30%
EMEA	65	81	90	108	122	135	153	70%
Latin America	1	1	1	10	10	10	11	NM
Asia	—	—	—	—	—	43	49	—
Total	$854	$664	$585	$615	$632	$800	$855	46%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,268	$9,316	$11,409	$10,241	$9,957	$8,463	$6,986	(39)%
Consumer Non-Accrual Basis Loans	12,892	13,535	15,768	16,146	13,587	11,839	10,505	(33)%
Non-Accrual Loans (NAL)	22,160	22,851	27,177	26,387	23,544	20,302	17,491	(36)%
OREO	854	664	585	615	632	800	855	46%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$23,014	$23,515	$27,762	$27,002	$24,176	$21,102	$18,346	(34)%

NAA as a % of Total Assets	3.84%	4.04%	4.99%	5.54%	4.81%	4.54%	4.36%

Allowance for Loan Losses as a % of NAL	102%	111%	94%	96%	128%	141%	146%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 1 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2009	2009	2009	2009	2010	2010	2010

For Page 1 - Citigroup Summary:

Total Citigroup - Managed Net Revenues	$26,973	$33,095	$23,142	$7,882	$25,421	$22,071	$20,738

Impact of Credit Card Securitization Activity:
Citicorp	(1,484)	(1,644)	(1,800)	(1,744)	—	—	—
Citi Holdings	(968)	(1,482)	(952)	(733)	—	—	—
Total Impact of Credit Card Securitization Activity	(2,452)	(3,126)	(2,752)	(2,477)	—	—	—

Total Citigroup - Net Revenues	$24,521	$29,969	$20,390	$5,405	$25,421	$22,071	$20,738

Total Citigroup - Managed Net Credit Losses	$9,830	$11,470	$10,982	$9,980	$8,384	$7,962	$7,659

Impact of Credit Card Securitization Activity:
Citicorp	(1,491)	(1,837)	(1,876)	(1,727)	—	—	—
Citi Holdings	(1,057)	(1,278)	(1,137)	(1,118)	—	—	—
Total Impact of Credit Card Securitization Activity	(2,548)	(3,115)	(3,013)	(2,845)	—	—	—

Total Citigroup - Net Credit Losses	$7,282	$8,355	$7,969	$7,135	$8,384	$7,962	$7,659

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$112.5	$112.7	$114.4	$115.9	$112.0	$108.5	$109.5
Impact from Credit Card Securitizations	(68.4)	(69.6)	(70.8)	(69.7)	—	—	—
Average Loans	$44.1	$43.1	$43.6	$46.2	$112.0	$108.5	$109.5

EOP Managed Loans - as disclosed	$110.9	$114.7	$116.8	$117.4	$110.2	$109.4	$111.1
Impact from Credit Card Securitizations	(69.2)	(71.7)	(71.9)	(72.6)	—	—	—
EOP Loans	$41.7	$43.0	$44.9	$44.8	$110.2	$109.4	$111.1

Managed Average Yield - as disclosed	14.44%	14.21%	14.15%	13.70%	14.89%	14.39%	14.18%
Impact from Credit Card Securitizations	1.88%	2.11%	2.02%	2.03%	—	—	—
Average Yield	16.32%	16.32%	16.17%	15.73%	14.89%	14.39%	14.18%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	12.11%	11.80%	11.47%	10.98%	12.16%	11.86%	11.54%
Impact from Credit Card Securitizations	1.89%	3.48%	3.43%	3.13%	—	—	—
Net Interest Revenue as a % of Avg. Loans	14.00%	15.28%	14.90%	14.11%	12.16%	11.86%	11.54%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.39%	10.02%	10.14%	9.26%	9.96%	9.68%	8.69%
Impact from Credit Card Securitizations	3.75%	4.02%	3.67%	4.42%	—	—	—
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	9.96%	9.68%	8.69%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.07%	4.36%	4.24%	4.84%	5.49%	5.52%	6.35%
Impact from Credit Card Securitizations	11.05%	8.85%	7.59%	7.18%	—	—	—
Net Credit Margin as a % of Avg. Loans	18.12%	13.21%	11.83%	12.02%	5.49%	5.52%	6.35%

Managed Loans 90+ Days Past Due - as disclosed	$3,246	$3,522	$3,204	$3,298	$3,155	$2,929	$2,590
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—	—
Loans 90+ Days Past Due	$1,238	$1,413	$1,264	$1,177	$3,155	$2,929	$2,590

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.93%	3.07%	2.74%	2.81%	2.86%	2.68%	2.33%
Impact from Credit Card Securitizations	0.04%	0.22%	0.08%	(0.18)%	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.97%	3.29%	2.82%	2.63%	2.86%	2.68%	2.33%

Managed Loans 30-89 Days Past Due - as disclosed	$3,544	$3,244	$3,339	$3,231	$3,094	$2,727	$2,543
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—	—
Loans 30-89 Days Past Due	$1,503	$1,460	$1,381	$1,317	$3,094	$2,727	$2,543

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	3.20%	2.83%	2.86%	2.75%	2.81%	2.49%	2.29%
Impact from Credit Card Securitizations	0.38%	0.54%	0.19%	0.19%	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	3.58%	3.37%	3.05%	2.94%	2.81%	2.49%	2.29%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 2
(In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2009	2009	2009	2009	2010	2010	2010

For Page 11 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	12.86%	12.57%	12.64%	12.05%	13.58%	12.70%	12.05%
Impact from Credit Card Securitizations	(1.73)%	(1.92)%	(1.67)%	(1.56)%	—	—	—
Average Yield	11.13%	10.65%	10.97%	10.49%	13.58%	12.70%	12.05%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	10.83%	10.33%	9.96%	9.37%	10.77%	10.21%	10.06%
Impact from Credit Card Securitizations	(0.29)%	3.97%	3.60%	2.34%	—	—	—
Net Interest Revenue as a % of Avg. Loans	10.54%	14.30%	13.56%	11.71%	10.77%	10.21%	10.06%

Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	$2,047	$1,881
Impact from Credit Card Securitizations	(1,491)	(1,837)	(1,876)	(1,727)	—	—	—
Net Credit Losses	$201	$219	$201	$220	$2,084	$2,047	$1,881

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.27%	10.08%	9.98%	9.30%	10.67%	10.77%	9.82%
Impact from Credit Card Securitizations	(2.67)%	(2.86)%	(3.20)%	(2.77)%	—	—	—
Net Credit Losses as a % of Avg. Loans	5.60%	7.22%	6.78%	6.53%	10.67%	10.77%	9.82%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	4.82%	1.86%	1.89%	2.06%	2.24%	1.67%	2.51%
Impact from Credit Card Securitizations	22.84%	17.02%	13.96%	10.27%	—	—	—
Net Credit Margin as a % of Avg. Loans	27.66%	18.88%	15.85%	12.33%	2.24%	1.67%	2.51%

Managed Loans 90+ Days Past Due - as disclosed	$2,307	$2,366	$2,190	$2,371	$2,304	$2,130	$1,807
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—	—	—
Loans 90+ Days Past Due	$299	$257	$250	$250	$2,304	$2,130	$1,807

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.82%	2.84%	2.59%	2.82%	2.97%	2.76%	2.36%
Impact from Credit Card Securitizations	(0.44)%	(0.63)%	(0.64)%	(0.65)%	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	2.38%	2.21%	1.95%	2.17%	2.97%	2.76%	2.36%

Managed Loans 30-89 Days Past Due - as disclosed	$2,337	$2,024	$2,213	$2,182	$2,145	$1,828	$1,687
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—	—	—
Loans 30-89 Days Past Due	$296	$240	$255	$268	$2,145	$1,828	$1,687

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.86%	2.43%	2.61%	2.59%	2.76%	2.37%	2.20%
Impact from Credit Card Securitizations	(0.50)%	(0.37)%	(0.62)%	(0.26)%	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	2.36%	2.06%	1.99%	2.33%	2.76%	2.37%	2.20%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 3
(In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  As a result, reported and managed basis presentations are equivalent for periods beginning January 1, 2010.  See page 1 for additional information. The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2009	2009	2009	2009	2010	2010	2010

For Page 28 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partner Cards Key Indicators

EOP Managed Loans - as disclosed	$64.0	$63.3	$61.1	$60.6	$54.5	$50.2	$46.0
Impact from Credit Card Securitizations	(39.1)	(39.3)	(37.9)	(40.4)	—	—	—
EOP Loans	$24.9	$24.0	$23.2	$20.2	$54.5	$50.2	$46.0

Managed Average Yield - as disclosed	16.85%	17.81%	17.80%	17.87%	18.27%	18.31%	18.53%
Impact from Credit Card Securitizations	0.17%	2.23%	3.46%	1.95%	—	—	—
Average Yield	17.02%	20.04%	21.26%	19.82%	18.27%	18.31%	18.53%

Managed Net Interest Revenue - as disclosed	$2,277	$2,271	$2,337	$2,234	$2,044	$1,989	$1,878
Impact from Credit Card Securitizations	(1,393)	(1,455)	(1,431)	(1,420)	—	—	—
Net Interest Revenue	$884	$816	$906	$814	$2,044	$1,989	$1,878

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.93%	14.34%	14.88%	14.58%	14.52%	15.02%	15.27%
Impact from Credit Card Securitizations	(2.02)%	(1.20)%	(0.45)%	(1.40)%	—	—	—
Net Interest Revenue as a % of Avg. Loans	11.91%	13.14%	14.43%	13.18%	14.52%	15.02%	15.27%

Managed Net Credit Losses — as disclosed	$1,958	$2,150	$2,004	$1,963	$1,932	$1,775	$1,505
Impact from Credit Card Securitizations	(1,057)	(1,278)	(1,137)	(1,118)	—	—	—
Net Credit Losses	$901	$872	$867	$845	$1,932	$1,775	$1,505

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	11.98%	13.58%	12.76%	12.81%	13.72%	13.41%	12.24%
Impact from Credit Card Securitizations	0.16%	0.46%	1.05%	0.87%	—	—	—
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	13.72%	13.41%	12.24%

Managed Net Credit Margin - as disclosed	$507	$90	$362	$427	$254	$318	$536
Impact from Credit Card Securitizations	90	(210)	186	386	—	—	—
Net Credit Margin	$597	$(120)	$548	$813	$254	$318	$536

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	3.10%	0.57%	2.31%	2.79%	1.80%	2.40%	4.36%
Impact from Credit Card Securitizations	4.95%	(2.43)%	6.42%	10.37%	—	—	—
Net Credit Margin as a % of Avg. Loans	8.05%	(1.86)%	8.73%	13.16%	1.80%	2.40%	4.36%

Managed Loans 90+ Days Past Due - as disclosed	$2,791	$2,590	$2,587	$2,681	$2,385	$2,004	$1,749
Impact from Credit Card Securitizations	(1,664)	(1,515)	(1,536)	(1,670)	—	—	—
Loans 90+ Days Past Due	$1,127	$1,075	$1,051	$1,011	$2,385	$2,004	$1,749

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	4.36%	4.09%	4.23%	4.42%	4.38%	3.99%	3.80%
Impact from Credit Card Securitizations	0.17%	0.38%	0.31%	0.58%	—	—	—
Loans 90+ Days Past Due as a % of EOP Loans	4.53%	4.47%	4.54%	5.00%	4.38%	3.99%	3.80%

Managed Loans 30-89 Days Past Due - as disclosed	$2,826	$2,749	$2,911	$2,674	$2,374	$2,150	$1,972
Impact from Credit Card Securitizations	(1,625)	(1,623)	(1,732)	(1,642)	—	—	—
Loans 30-89 Days Past Due	$1,201	$1,126	$1,179	$1,032	$2,374	$2,150	$1,972

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	4.42%	4.34%	4.76%	4.41%	4.36%	4.28%	4.29%
Impact from Credit Card Securitizations	0.41%	0.35%	0.33%	0.69%	—	—	—
Loans 30-89 Days Past Due as a % of EOP Loans	4.83%	4.69%	5.09%	5.10%	4.36%	4.28%	4.29%

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible common equity (TCE), as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes. TCE and the TCE Ratio are non-GAAP financial measures.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2009	2009	2009	2009	2010	2010	2010

Tangible Book Value Per Share (page 1):
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	$154,494	$162,601
Less:
Goodwill - as reported	26,410	25,578	25,423	25,392	25,662	25,201	25,797
Intangible Assets (Other than MSRs) - as reported	13,612	10,098	8,957	8,714	8,277	7,868	7,705
Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	3,618	3,856	—	—	—	—
Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	1,377	—	45	66	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	(1,254)	(1,296)	(1,381)	68	65	62	59
Tangible Common Equity	$30,920	$40,003	$102,298	$118,214	$117,060	$121,297	$129,040
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2	28,975.4	29,049.6
Tangible Book Value Per Share	$5.61	$7.26	$4.47	$4.15	$4.09	$4.19	$4.44

Reclassified to conform to the current period’s presentation.